Exhibit 10.38

EXECUTION VERSION

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of February 20, 2014 (this “Amendment”), among Sabre GLBL Inc., a Delaware corporation (the “Borrower”), Sabre Holdings Corporation, a Delaware corporation (“Holdings”), each of the other Loan Parties, Bank of America, N.A., as administrative agent (the “Administrative Agent”) and the Lenders party hereto.

WHEREAS, the Borrower, Holdings, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of February 19, 2013 (as amended by the First Incremental Term Facility Amendment dated as of September 30, 2013 and as further amended, amended and restated, modified and/or supplemented through the date hereof, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrower;

WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendment to the Credit Agreement. (a) Section 1.01 of the Credit Agreement is hereby amended by adding in the appropriate alphabetical order the following new definitions:

“Amendment No. 1” means Amendment No. 1 to this Agreement, dated as of February 20, 2014, among the Borrower, Holdings, each of the other Loan Parties, the Administrative Agent and the Lenders party thereto.

“Amendment No. 1 Effective Date” has the meaning specified in Amendment No. 1.

(b) The first paragraph and pricing table of the definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety as follows:

“Applicable Rate” means the percentages per annum listed in the table below, based upon the Senior Secured First-Lien Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

(i) for periods prior to the Amendment No. 1 Effective Date:

Applicable Rate

Pricing Level	Senior Secured First-Lien Net Leverage Ratio	Eurocurrency Rate for Revolving Credit Loans and Letter of Credit Fees	Base Rate for Revolving Credit Loans	Commitment Fee Rate	Eurocurrency Rate for Term B Loans	Base Rate for Term B Loans	Eurocurrency Rate for Term C Loans	Base Rate for Term C Loans
1	> 4.0:1.0	3.75%	2.75%	0.500%	4.00%	3.00%	3.00%	2.00%
2	≤ 4.0:1.0, but > 3.0:1.0	3.75%	2.75%	0.375%	4.00%	3.00%	3.00%	2.00%
3	≤ 3.0:1.0	3.25%	2.25%	0.375%	3.50%	2.50%	2.50%	1.50%

(ii) for periods from and after the Amendment No. 1 Effective Date:

Applicable Rate

Pricing Level	Senior Secured First-Lien Net Leverage Ratio	Eurocurrency Rate for Revolving Credit Loans and Letter of Credit Fees	Base Rate for Revolving Credit Loans	Commitment Fee Rate	Eurocurrency Rate for Term B Loans	Base Rate for Term B Loans	Eurocurrency Rate for Term C Loans	Base Rate for Term C Loans
1	> 4.0:1.0	3.75%	2.75%	0.500%	3.25%	2.25%	3.00%	2.00%
2	≤ 4.0:1.0, but > 3.25:1.0	3.75%	2.75%	0.375%	3.25%	2.25%	3.00%	2.00%
3	≤ 3.25:1.0, but > 3.0:1.0	3.75%	2.75%	0.375%	3.00%	2.00%	3.00%	2.00%
4	≤ 3.0:1.0	3.25%	2.25%	0.375%	3.00%	2.00%	2.50%	1.50%

(c) The definition of “Base Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting each instance of the text “2.25%” appearing therein and inserting the text “2.00%” in each instance in lieu thereof.

(d) The definition of “Eurocurrency Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by (x) deleting the text “the British Bankers Association LIBOR Rate or the successor thereto if the British Bankers Association is no longer making a LIBOR rate available” appearing in clause (a)(i) thereof and inserting the text “the ICE Benchmark Administration LIBOR Rate or the successor thereto if the ICE Benchmark Administration is no longer making a LIBOR rate available” in lieu thereof and (y) deleting each instance of the text “1.25%” appearing in the last paragraph of such definition and inserting the text “1.00%” in each instance in lieu thereof.

(e) The definition of “Repricing Premium” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “the first anniversary of the Closing Date” appearing in clause (a) thereof and inserting the text “the six month anniversary of the Amendment No. 1 Effective Date” in lieu thereof.

(f) Section 2.03(a)(i) of the Credit Agreement is hereby amended by inserting the text “(w) the Outstanding Amount of the L/C Obligations would exceed $350,000,000,” immediately before the text “(x) the Revolving Credit Exposure” appearing in such Section.

(g) Section 3.07(a) of the Credit Agreement is hereby amended by deleting the text “on ten (10) Business Days’ prior” appearing in clause (iii) of such Section.

(h) For the avoidance of doubt, the parties hereto agree that (i) the Term B Loans outstanding on the date hereof after giving effect to this Amendment shall continue to constitute Loans under the Credit Agreement (as amended hereby), (ii) the Interest Periods applicable as of the date hereof to the outstanding Term B Loans shall not be affected by this Amendment and (iii) if the Borrower provides notice to any Non-Consenting Lender and the Administrative Agent that it is exercising its rights under Section 3.07(a)(iii) of the Credit Agreement in connection with this Amendment to require such Non-Consenting Lender to assign all of its rights and obligations under the Loan Documents to one or more Eligible Assignees, the Administrative Agent shall coordinate the transfer of all such Term B Loans of each such Non-Consenting Lender to the identified Eligible Assignees, which transfers shall be effected in accordance with Section 3.07 and Section 11.07(b) of the Credit Agreement and shall be effective as of the Amendment No. 1 Effective Date, and each Eligible Assignee acquiring Term B Loans in connection with such transfers shall have provided a signature page to this Amendment consenting hereto with respect to such acquired Term B Loans.

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Loan Party represents and warrants to each of the Lenders and the Administrative Agent that:

(a) the execution, delivery and performance by each Loan Party of this Amendment has been duly authorized by all necessary corporate, limited liability company and/or limited partnership action, as applicable, of such Loan Party;

(b) this Amendment has been duly executed and delivered by such Loan Party;

(c) each of this Amendment, the Credit Agreement and each other Loan Document to which each Loan Party is a party, after giving effect to the amendments pursuant to this Amendment, constitutes a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, subject to Debtor Relief Laws and to general principles of equity;

(d) no material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment or the Credit Agreement, after giving effect to the amendments pursuant to this Amendment, or for the consummation of the transactions contemplated hereby;

(e) the execution, delivery and performance by each Loan Party of this Amendment and the performance of the Credit Agreement, after giving effect to the amendments pursuant to this Amendment, are within such Loan Party’s corporate, limited liability company or limited partnership powers, as applicable, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents or (ii) violate any applicable material Law; except in the case of this clause (ii) to the extent that such violation or contravention would not reasonably be expected to have a Material Adverse Effect; and

(f) immediately before and after giving effect to this Amendment and the transactions contemplated hereby (i) the representations and warranties set forth in Article V of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date; provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates, and (ii) no Default or Event of Default shall have occurred and be continuing as of the Amendment No. 1 Effective Date, after giving effect to this Amendment and the transactions contemplated hereby.

SECTION 4. Effectiveness. This Amendment shall become effective as of the date (the “Amendment No. 1 Effective Date”) on which each of the following conditions shall have been satisfied:

(a) no Default or Event of Default exists as of the Amendment No. 1 Effective Date, both before and immediately after giving effect to this Amendment;

(b) all of the representations and warranties set forth in Article V of the Credit Agreement and in the other Loan Documents (including this Amendment) are true and correct in all material respects on and as of the Amendment No. 1 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date; provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates;

(c) the Borrower, Holdings, the other Loan Parties, the Administrative Agent, the Required Lenders, the Required Revolving Credit Lenders, each L/C Issuer and each Term B Lender (including any Lender that replaces a Non-Consenting Lender) shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Elizabeth Carens (facsimile number: 212-354-8113 / e-mail address: projectsabre@whitecase.com). As used herein, the term “Non-Consenting Lender” means each Term B Lender that does not provide its consent to this Amendment; and

(d) the Administrative Agent and the arrangers of this Amendment, as applicable, shall have received payment of all fees and other amounts due and payable on or prior to the Amendment No. 1 Effective Date and, to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket costs and expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and the arrangers.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 1 Effective Date, and such notice shall be conclusive and binding.

SECTION 5. Reaffirmation of Guaranty and Security. The Borrower and each other Loan Party, by its signature below, hereby (a) agrees that, notwithstanding the effectiveness of this Amendment or the Credit Agreement, after giving effect to this Amendment, the Collateral Documents continue to be in full force and effect and (b) affirms and confirms all of its obligations and liabilities under the Credit Agreement and each other Loan Document, in each case after giving effect to this Amendment, including its guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Collateral Documents to secure such Obligations, all as provided in the Collateral Documents as originally executed, and acknowledges and agrees that such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Loan Documents, in each case after giving effect to this Amendment.

SECTION 6. Reference to Agreement. From and after the Amendment No. 1 Effective Date, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Credit Agreement, shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby, and the term “Credit Agreement”, as used in the other Loan Documents, shall mean the Credit Agreement as amended hereby and as may be further amended, supplemented or otherwise modified from time to time. For the avoidance of doubt, any references to “the date hereof” in the Credit Agreement shall refer to February 19, 2013.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopy or other electronic image scan transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Administrative Agent may also require that any such documents and signatures delivered by telecopy or other electronic image scan transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopy or other electronic image scan transmission.

SECTION 8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 9. Jurisdiction. ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN

EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY (IN THE BOROUGH OF MANHATTAN) OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, THE BORROWER, HOLDINGS, EACH OTHER GUARANTOR, THE ADMINISTRATIVE AGENT AND EACH LENDER PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS AND AGREES NOT TO COMMENCE ANY SUCH LEGAL ACTION OR PROCEEDING IN ANY OTHER JURISDICTION, TO THE EXTENT PERMITTED BY APPLICABLE LAW. THE BORROWER, HOLDINGS, EACH OTHER LOAN PARTY, THE ADMINISTRATIVE AGENT AND EACH LENDER PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR OTHER DOCUMENT RELATED THERETO.

SECTION 10. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 11. No Novation. This Amendment shall not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests existing immediately prior to the Amendment No. 1 Effective Date in favor of the Administrative Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Amendment or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower under the Credit Agreement or the Borrower or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder, and such obligations are in all respects continuing with only the terms being modified as provided in this Amendment. The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement. Each Guarantor further agrees that nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement.

SECTION 12. Notices. All communications and notices hereunder shall be given as provided in the Credit Agreement.

SECTION 13. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 14. Successors. The terms of this Amendment shall be binding upon, and shall inure for the benefit of, the parties hereto and their respective successors and assigns.

SECTION 15. No Waiver. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to receive a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

SABRE GLBL INC.,

By:	/s/ Richard A. Simonson
Name:	Richard A. Simonson
Title:	Chief Financial Officer

SABRE HOLDINGS CORPORATION,

By:	/s/ Richard A. Simonson
Name:	Richard A. Simonson
Title:	Chief Financial Officer

EACH OF THE LOAN PARTIES LISTED BELOW, hereby consents to the entering into of this Amendment and agrees to the provisions hereof:

GetThere Inc.

GetThere L.P., by its General Partner, GetThere Inc.

lastminute.com LLC

lastminute.com Holdings, Inc.

Sabre International Newco, Inc.

Sabre Investments, Inc.

SabreMark G.P., LLC

SabreMark Limited Partnership, by its General Partner, SabreMark G.P., LLC

Site59.com, LLC

SST Finance, Inc.

SST Holding, Inc.

Travelocity Holdings I, LLC

Travelocity Holdings, Inc.

Travelocity.com LLC

Travelocity.com LP, by its General Partner, Travelocity.com LLC

TVL Common, Inc.

By:
Name:	Sterling L. Miller
Title:	Corporate Secretary

[Signature Page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

SABRE GLBL INC.,

By:
Name:	Richard A. Simonson
Title:	Chief Financial Officer

SABRE HOLDINGS CORPORATION,

By:
Name:	Richard A. Simonson
Title:	Chief Financial Officer

EACH OF THE LOAN PARTIES LISTED BELOW, hereby consents to the entering into of this Amendment and agrees to the provisions hereof:

GetThere Inc.

GetThere L.P., by its General Partner, GetThere Inc.

lastminute.com LLC

lastminute.com Holdings, Inc.

Sabre International Newco, Inc.

Sabre Investments, Inc.

SabreMark G.P., LLC

SabreMark Limited Partnership, by its General Partner, SabreMark G.P., LLC

Site59.com, LLC

SST Finance, Inc.

SST Holding, Inc.

Travelocity Holdings I, LLC

Travelocity Holdings, Inc.

Travelocity.com LLC

Travelocity.com LP, by its General Partner, Travelocity.com LLC

TVL Common, Inc.

By:	/s/ Sterling L. Miller
Name:	Sterling L. Miller
Title:	Corporate Secretary

[Signature Page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent, Lender and L/C Issuer

By:	/s/ James B. Meanor, II
Name:	James B. Meanor, II
Title:	Managing Director

[Signature Page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement]

DEUTSCHSE BANK AG NEW YORK BRANCH, as L/C Issuer

By:	/s/ Anca Trifan
Name:	Anca Trifan
Title:	Managing Director

By:	/s/ Marcus M. Tarkington
Name:	Marcus M. Tarkington
Title:	Director

[Signature Page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Jamestown CLO I Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ David Nadeau	By:	3i Debt Management US, LLC as Manager
Name:	David Nadeau
Title:	Partner

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Jamestown CLO II Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ David Nadeau	By:	3i Debt Management US, LLC as Manager
Name:	David Nadeau
Title:	Partner

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	ASF1 Loan Funding LLC

Executing as a CONSENTING LENDER:

By:	/s/ Lauri Pool	By:	Citibank, N.A.,
Name:	Lauri Pool
Title:	Associate Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	ACIS CLO 2013-1 LTD.

Executing as a CONSENTING LENDER:

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	ACIS CLO 2013-2 LTD

Executing as a CONSENTING LENDER:

By:	/s/ Carter Chism	By:	Acis Capital Management, L.P., its Portfolio Manager
Name:	Carter Chism	By:	Acis Capital Management GP, LLC, its general partner
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Hewett’s Island CLO I-R, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Carter Chism	By:	Acis Capital Management, LP, its Collateral Manager
Name:	Carter Chism	By:	Acis Capital Management GP, LLC, its general partner
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Skellig Rock B.V.

Executing as a CONSENTING LENDER:

By:	/s/ Dan Smith	By:	GSO / Blackstone Debt Funds Management LLC
Name:	Dan Smith
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	The Dreyfus/Laurel Funds, Inc. – Dreyfus Floating Rate Income Fund

Executing as a CONSENTING LENDER:

By:	/s/ Josephine Shin	By:	Alcentra NY, LLC, as investment advisor
Name:	Josephine Shin
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	One Wall Street CLO II LTD

Executing as a CONSENTING LENDER:

By:	/s/ Josephine Shin	By:	Alcentra NY, LLC, as investment advisor
Name:	Josephine Shin
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Pacifica CDO V LTD

Executing as a CONSENTING LENDER:

By:	/s/ Josephine Shin	By:	Alcentra NY, LLC, as investment advisor
Name:	Josephine Shin
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Pacifica CDO VI LTD

Executing as a CONSENTING LENDER:

By:	/s/ Josephine Shin	By:	Alcentra NY, LLC, as investment advisor
Name:	Josephine Shin
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Prospero CLO II B.V.

Executing as a CONSENTING LENDER:

By:	/s/ Josephine Shin	By:	Alcentra NY, LLC, as investment advisor
Name:	Josephine Shin
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Shackleton 2013-III CLO, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Josephine Shin	By:	Alcentra NY, LLC, as investment advisor
Name:	Josephine Shin
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Shackleton 2013-IV CLO, LTD

Executing as a CONSENTING LENDER:

By:	/s/ Josephine Shin	By:	Alcentra NY, LLC, as its Collateral Manager
Name:	Josephine Shin
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Shackleton I CLO, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Josephine Shin	By:	Alcentra NY, LLC, as investment advisor
Name:	Josephine Shin
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Shackleton II CLO, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Josephine Shin	By:	Alcentra NY, LLC
Name:	Josephine Shin
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Veritas CLO II, LTD

Executing as a CONSENTING LENDER:

By:	/s/ Josephine Shin	By:	Alcentra NY, LLC, as investment advisor
Name:	Josephine Shin
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Westwood CDO I LTD

Executing as a CONSENTING LENDER:

By:	/s/ Josephine Shin	By:	Alcentra NY, LLC, as investment advisor
Name:	Josephine Shin
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Westwood CDO II LTD

Executing as a CONSENTING LENDER:

By:	/s/ Josephine Shin	By:	Alcentra NY, LLC, as investment advisor
Name:	Josephine Shin
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	AIMCO CLO, Series 2005-A

Executing as a CONSENTING LENDER:

By:	/s/ Chris Goergen
Name:	Chris Goergen
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:	/s/ Douglas P. Dupont
Name:	Douglas P. Dupont
Title:	Authorized Signatory

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	AIMCO CLO, Series 2006-A

Executing as a CONSENTING LENDER:

By:	/s/ Chris Goergen
Name:	Chris Goergen
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:	/s/ Douglas P. Dupont
Name:	Douglas P. Dupont
Title:	Authorized Signatory

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	ACAS CLO 2007-1, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Maria Jones	By: American Capital CLO Management, LLC (f/k/a American Capital Leveraged Finance Management, LLC) its Manager
Name:	Maria Jones
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	ACAS CLO 2012-1, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Maria Jones	By: American Capital CLO Management, LLC (f/k/a American Capital Leveraged Finance Management, LLC) its Manager
Name:	Maria Jones
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	ACSF Funding I, LLC

Executing as a CONSENTING LENDER:

By:	/s/ Maria Jones	By: American Capital ACSF Management, LLC, its Manager
Name:	Maria Jones
Title:	Director – Leveraged Finance

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Anchorage Capital CLO 2012-1 Ltd.

By: Anchorage Capital Group, L.L.C., Its Investment Manager, L.L.C.

Executing as a CONSENTING LENDER:

By:	/s/ Michael Aglialoro
Name:	Michael Aglialoro
Title:	Executive Vice President

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Anchorage Capital CLO 2013-1, Ltd.

By: Anchorage Capital Group, L.L.C., Its Investment Manager, L.L.C.

Executing as a CONSENTING LENDER:

By:	/s/ Michael Aglialoro
Name:	Michael Aglialoro
Title:	Executive Vice President

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Anchorage Capital CLO 3, Ltd.

By: Anchorage Capital Group, L.L.C., Its Investment Manager, L.L.C.

Executing as a CONSENTING LENDER:

By:	/s/ Michael Aglialoro
Name:	Michael Aglialoro
Title:	Executive Vice President

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	AG TCDRS Diversified Income Fund, L.P.

Executing as a CONSENTING LENDER:

By:	/s/ Bruce Martin	By:	Angelo, Gordon & Co., L.P., as Fund Advisor
Name:	Bruce Martin
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Northwoods Capital VII, Limited

Executing as a CONSENTING LENDER:

By:	/s/ Bruce Martin	By:	Angelo, Gordon & Co., L.P., as Collateral Manager
Name:	Bruce Martin
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Northwoods Capital VIII, Limited

Executing as a CONSENTING LENDER:

By:	/s/ Bruce Martin	By:	Angelo, Gordon & Co., L.P., as Collateral Manager
Name:	Bruce Martin
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Stichting Depositary APG Fixed Income Credits Pool

Executing as a CONSENTING LENDER:

By:	/s/ Michael Leiva	By:	apg Asset Management US Inc.
Name:	Michael Leiva
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	BABSON CAPITAL FLOATING RATE INCOME MASTER FUND, L.P.

Executing as a CONSENTING LENDER:
By: Babson Capital Management LLC as Investment Manager

By:	/s/ Michael Best
Name:	Michael Best
Title:	Director

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	BABSON CAPITAL GLOBAL LOANS LIMITED

Executing as a CONSENTING LENDER:
By: Babson Capital Management LLC as Sub-Investment Manager

By:	/s/ Michael Best
Name:	Michael Best
Title:	Director

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	MAPLES TRUSTEE SERVICES (CAYMAN) LIMITED, solely in its capacity as trustee of BABSON CAPITAL SENIOR LOAN TRUST

Executing as a CONSENTING LENDER:
By: Babson Capital Management LLC as Sub-Investment Adviser

By:	/s/ Michael Best
Name:	Michael Best
Title:	Director

The foregoing is executed on behalf of the Babson Capital Senior Loan Trust, organized under a Declaration of Trust dated as of May 23, 2013, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of the Trustee. The total liability of the Trustee shall be limited to the amount of the trust property.

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	BABSON CLO LTD. 2005-III

Executing as a CONSENTING LENDER:
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Michael Best
Name:	Michael Best
Title:	Director

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	BABSON CLO LTD. 2006-II

Executing as a CONSENTING LENDER:
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Michael Best
Name:	Michael Best
Title:	Director

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	BABSON CLO LTD. 2012-II

Executing as a CONSENTING LENDER:
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Michael Best
Name:	Michael Best
Title:	Director

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	BABSON MID-MARKET CLO LTD. 2007-II

Executing as a CONSENTING LENDER:
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Michael Best
Name:	Michael Best
Title:	Director

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	BILL & MELINDA GATES FOUNDATION TRUST

Executing as a CONSENTING LENDER:
By: Babson Capital Management LLC as Investment Adviser

By:	/s/ Michael Best
Name:	Michael Best
Title:	Director

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	CITY OF NEW YORK GROUP TRUST

Executing as a CONSENTING LENDER:
By:	Babson Capital Management LLC as Investment Manager

By:	/s/ Michael Best
Name:	Michael Best
Title:	Director

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	CLEAR LAKE CLO, LTD.

Executing as a CONSENTING LENDER:
By:	Babson Capital Management LLC as Collateral Manager

By:	/s/ Michael Best
Name:	Michael Best
Title:	Director

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	C.M. LIFE INSURANCE COMPANY

Executing as a CONSENTING LENDER:
By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ Michael Best
Name:	Michael Best
Title:	Director

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	DIAMOND LAKE CLO, LTD.

Executing as a CONSENTING LENDER:
By:	Babson Capital Management LLC as Collateral Servicer

By:	/s/ Michael Best
Name:	Michael Best
Title:	Director

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	JFIN FUND III LLC

Executing as a CONSENTING LENDER:
By:	Jefferies Finance LLC as Collateral Manager

By:	/s/ Kevin Stephens
Name:	Kevin Stephens
Title:	Closing Manager

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

Executing as a CONSENTING LENDER:
By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ Michael Best
Name:	Michael Best
Title:	Director

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	SAPPHIRE VALLEY CDO I, LTD.

Executing as a CONSENTING LENDER:
By:	Babson Capital Management LLC as Collateral Manager

By:	/s/ Michael Best
Name:	Michael Best
Title:	Director

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	ST. JAMES RIVER CLO, LTD.

Executing as a CONSENTING LENDER:
By:	Babson Capital Management LLC as Collateral Manager

By:	/s/ Michael Best
Name:	Michael Best
Title:	Director

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	BANK OF AMERICA, N.A.

Executing as a CONSENTING LENDER:

By:	/s/ Jonathan M Barnes
Name:	Jonathan M Barnes
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	BARCLAYS BANK PLC

Executing as a CONSENTING LENDER:

By:	/s/ Jenna Yoo
Name:	Jenna Yoo
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	BlackRock Bank Loan Strategy Fund of Multi Manager Global Investment Trust

Executing as a CONSENTING LENDER:

By:	/s/ Dale Fieffe	By: BlackRock Financial Management Inc., Its Investment Manager
Name:	Dale Fieffe
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	BlackRock Debt Strategies Fund, Inc.

Executing as a CONSENTING LENDER:

By:	/s/ Dale Fieffe	By: BlackRock Financial Management, Inc., its Sub-Advisor
Name:	Dale Fieffe
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	BlackRock Defined Opportunity Credit Trust

Executing as a CONSENTING LENDER:

By:	/s/ Dale Fieffe	By: BlackRock Financial Management Inc., its Sub-Advisor
Name:	Dale Fieffe
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	BlackRock Fixed Income Portable Alpha Master Series Trust

Executing as a CONSENTING LENDER:

By:	/s/ Dale Fieffe	By: BlackRock Financial Management Inc., its Investment Advisor
Name:	Dale Fieffe
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	BlackRock Floating Rate Income Strategies Fund, Inc.

Executing as a CONSENTING LENDER:

By:	/s/ Dale Fieffe	By: BlackRock Financial Management, Inc., its Sub-Advisor
Name:	Dale Fieffe
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	BlackRock Floating Rate Income Trust

Executing as a CONSENTING LENDER:

By:	/s/ Dale Fieffe	By: BlackRock Financial Management, Inc., its Sub-Advisor
Name:	Dale Fieffe
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	BlackRock Funds II, BlackRock Floating Rate Income Portfolio

Executing as a CONSENTING LENDER:

By:	/s/ Dale Fieffe	By: BlackRock Financial Management, Inc., its Sub-Advisor
Name:	Dale Fieffe
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	BlackRock Funds II, BlackRock Multi-Asset Income Portfolio

Executing as a CONSENTING LENDER:

By:	/s/ Dale Fieffe	By:	BlackRock Advisors, LLC, its Sub-Advisor
Name:	Dale Fieffe
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	BlackRock Global Investment Series: Income Strategies Portfolio

Executing as a CONSENTING LENDER:

By:	/s/ Dale Fieffe	By: BlackRock Financial Management Inc., its Sub-Advisor
Name:	Dale Fieffe
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	BlackRock Limited Duration Income Trust

Executing as a CONSENTING LENDER:

By:	/s/ Dale Fieffe	By: BlackRock Financial Management Inc., its Sub-Advisor
Name:	Dale Fieffe
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	BlackRock Secured Credit Portfolio of BlackRock Funds II

Executing as a CONSENTING LENDER:

By:	/s/ Dale Fieffe	By: BlackRock Financial Management Inc., its Sub-Advisor
Name:	Dale Fieffe
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	BlackRock Senior Floating Rate Portfolio

Executing as a CONSENTING LENDER:

By:	/s/ Dale Fieffe	By: BlackRock Financial Management Inc., its Sub-Advisor
Name:	Dale Fieffe
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	BlackRock Senior Income Series IV

Executing as a CONSENTING LENDER:

By:	/s/ Dale Fieffe	By: BlackRock Financial Management Inc., its Collateral Manager
Name:	Dale Fieffe
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	BlackRock Senior Income Series V Limited

Executing as a CONSENTING LENDER:

By:	/s/ Dale Fieffe	By: BlackRock Financial Management Inc., its Collateral Manager
Name:	Dale Fieffe
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	BlackRock Short Duration High Income Fund

Executing as a CONSENTING LENDER:

By:	/s/ Dale Fieffe	By: BlackRock Institutional Trust Company, N.A. (BTC)
Name:	Dale Fieffe
Title:	VP — Leveraged Finance Operations Team

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	BMI CLO I

Executing as a CONSENTING LENDER:

By:	/s/ Dale Fieffe	By: BlackRock Financial Management Inc., its Investment Manager
Name:	Dale Fieffe
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Ironshore Inc.

Executing as a CONSENTING LENDER:

By:	/s/ Dale Fieffe	By: BlackRock Financial Management, Inc., its Investment Advisor
Name:	Dale Fieffe
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	JPMBI re Blackrock Bankloan Fund

Executing as a CONSENTING LENDER:

By:	/s/ Dale Fieffe	By: BlackRock Financial Management Inc., its Sub-Advisor
Name:	Dale Fieffe
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Magnetite VI, Limited

Executing as a CONSENTING LENDER:

By:	/s/ Dale Fieffe	By: BlackRock Financial Management, Inc., its Collateral Manager
Name:	Dale Fieffe
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Magnetite VII, Limited

Executing as a CONSENTING LENDER:

By:	/s/ Dale Fieffe	By: BlackRock Financial Management Inc., Its Collateral Manager
Name:	Dale Fieffe
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Permanens Capital Floating Rate Fund LP

Executing as a CONSENTING LENDER:

By:	/s/ Dale Fieffe	By: BlackRock Financial Management Inc., Its Sub-Advisor
Name:	Dale Fieffe
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Bluemountain CLO 2013-3 Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ David Finn	By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC. ITS COLLATERAL MANAGER
Name:	David Finn
Title:	Operations Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	BlueBay Global Funds SPC – BlueBay Total Return Credit SP

Executing as a CONSENTING LENDER:

By:	/s/ Jonathan Clark	By: BlueBay Asset Management LLP acting as agent for BlueBay Global Funds SPC solely in respect of its segregated portfolio BlueBay Total Return Credit SP
Name:	Jonathan Clark
Title:	Authorised Signatory

For any Lender requiring a second signature line:

By:	/s/ Claire Hardwick
Name:	Claire Hardwick
Title:	Authorised Signatory

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	BlueBay Global High Income Loan Investments (Luxembourg) S.A.

Executing as a CONSENTING LENDER:

By:	/s/ Jonathan Clark	By: BlueBay Asset Management LLP acting as agent for BlueBay Global High Income Loan Investments (Luxembourg) S.A.
Name:	Jonathan Clark
Title:	Authorised Signatory

For any Lender requiring a second signature line:

By:	/s/ Claire Hardwick
Name:	Claire Hardwick
Title:	Authorised Signatory

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	BlueBay High Income Loan Investments (Luxembourg) S.A.

Executing as a CONSENTING LENDER:

By:	/s/ Jonathan Clark	By: BlueBay Asset Management LLP acting as agent for: BlueBay High Income Loan Investments (Luxembourg) S.A.
Name:	Jonathan Clark
Title:	Authorised Signatory

For any Lender requiring a second signature line:

By:	/s/ Claire Hardwick
Name:	Claire Hardwick
Title:	Authorised Signatory

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	The Coca-Cola Company Master Retirement Trust

Executing as a CONSENTING LENDER:

By:	/s/ Jonathan Clark	By: BlueBay Asset Management LLP acting as agent for: The Coca-Cola Company Master Retirement Trust
Name:	Jonathan Clark
Title:	Authorised Signatory

For any Lender requiring a second signature line:

By:	/s/ Claire Hardwick
Name:	Claire Hardwick
Title:	Authorised Signatory

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	FedEx Corporation Employees’ Pension Trust

Executing as a CONSENTING LENDER:

By:	/s/ Jonathan Clark	By: BlueBay Asset Management LLP acting as agent for: FedEx Corporation Employees’ Pension Trust
Name:	Jonathan Clark
Title:	Authorised Signatory

For any Lender requiring a second signature line:

By:	/s/ Claire Hardwick
Name:	Claire Hardwick
Title:	Authorised Signatory

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	BlueMountain CLO 2011-1 Ltd

Executing as a CONSENTING LENDER:

By:	/s/ David Finn	By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, Its Collateral Manager
Name:	David Finn
Title:	Operations Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	BlueMountain CLO 2012-1 Ltd

Executing as a CONSENTING LENDER:

By:	/s/ David Finn	By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, Its Collateral Manager
Name:	David Finn
Title:	Operations Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	BlueMountain CLO 2012-2 Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ David Finn	By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, Its Collateral Manager
Name:	David Finn
Title:	Operations Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Bluemountain CLO 2013-2 LTD.

Executing as a CONSENTING LENDER:

By:	/s/ David Finn	By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC. ITS COLLATERAL MANAGER
Name:	David Finn
Title:	Operations Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Bluemountain CLO 2013-4 Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ David Finn	By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC. ITS COLLATERAL MANAGER
Name:	David Finn
Title:	Operations Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	BlueMountain CLO II, LTD

Executing as a CONSENTING LENDER:

By:	/s/ David Finn	By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, Its Collateral Manager
Name:	David Finn
Title:	Operations Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	BlueMountain CLO III, LTD

Executing as a CONSENTING LENDER:

By:	/s/ David Finn	By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, Its Collateral Manager
Name:	David Finn
Title:	Operations Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	BlueMountain CLO Ltd

Executing as a CONSENTING LENDER:

By:	/s/ David Finn	By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, Its Collateral Manager
Name:	David Finn
Title:	Operations Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	CANARAS SUMMIT CLO LTD.

Executing as a CONSENTING LENDER:

By:	/s/ Andrew Heller	By: Canaras Capital Management, LLC As Sub-Investment Adviser
Name:	Andrew Heller
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Green Island CBNA Loan Funding LLC

Executing as a CONSENTING LENDER:

By:	/s/ Lauri Pool	By:	Citibank N.A.
Name:	Lauri Pool
Title:	Associate Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Saranac CLO I Limited

Executing as a CONSENTING LENDER:

By:	/s/ Andrew Heller	By: Canaras Capital Management, LLC As Sub-Investment Adviser
Name:	Andrew Heller
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Canyon Capital CLO 2006-1, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Jonathan M. Kaplan	By: Canyon Capital Advisors LLC, its Asset Manager
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Canyon Capital CLO 2012-1, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Jonathan M. Kaplan	By: Canyon Capital Advisors, its Asset Manager
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Carlyle Daytona CLO, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Carlyle Global Market Strategies CLO 2011-1, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Carlyle Global Market Strategies CLO 2012-1, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Carlyle High Yield Partners IX, Ltd

Executing as a CONSENTING LENDER:

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Carlyle High Yield Partners VIII, Ltd

Executing as a CONSENTING LENDER:

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Carlyle High Yield Partners X, Ltd

Executing as a CONSENTING LENDER:

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Carlyle McLaren CLO, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Mountain Capital CLO VI Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	CIFC Funding 2006-IB, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Robert Ranocchia	By:	CIFC Asset Management LLC, its Collateral Manager
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	CIFC Funding 2006-II, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Robert Ranocchia	By:	CIFC Asset Management LLC, its Collateral Manager
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	CIFC Funding 2006-I, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Robert Ranocchia	By:	CIFC Asset Management LLC, its Collateral Manager
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	CIFC Funding 2007-II, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Robert Ranocchia	By:	CIFC Asset Management LLC, its Collateral Manager
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	CIFC Funding 2007-III, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Robert Ranocchia	By:	CIFC Asset Management LLC, its Collateral Manager
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	CIFC Funding 2007-I, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Robert Ranocchia	By:	CIFC Asset Management LLC, its Collateral Manager
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	CIFC Funding 2012-I, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Robert Ranocchia	By:	CIFC Asset Management LLC, its Collateral Manager
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	CIFC Funding 2012-II, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Robert Ranocchia	By:	CIFC Asset Management LLC, its Collateral Manager
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	CIFC Funding 2012-III, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Robert Ranocchia	By:	CIFC Asset Management LLC, its Collateral Manager
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	CIFC Funding 2013-IV, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	PLUTUS LOAN FUNDING LLC

Executing as a CONSENTING LENDER:

By:	/s/ Tina Tran	By:	Citibank, N.A.,
Name:	Tina Tran
Title:	Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	390 Loan Funding I, LLC

Executing as a CONSENTING LENDER:

By:	/s/ Neil Patel	By:	Citibank, N.A.,
Name:	Neil Patel
Title:	Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	CIFC Funding 2011-I, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Robert Ranocchia	By:	CIFC Asset Management LLC, its Collateral Manager
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	CITIBANK, N.A.

Executing as a CONSENTING LENDER:

By:	/s/ Brian S. Broyles
Name:	Brian S. Broyles
Title:	Attorney-In-Fact

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	CITIBANK, N.A.

Executing as a CONSENTING LENDER:

By:	/s/ Susan Manuelle
Name:	Susan Manuelle
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	OCM LOAN FUNDING 1 LLC

Executing as a CONSENTING LENDER:

By:	/s/ Lauri Pool	By:	Citibank, N.A.,
Name:	Lauri Pool
Title:	Associate Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	TPGIC 2013-1 Loan Funding LLC

Executing as a CONSENTING LENDER:

By:	/s/ Emily Chong	By:	Citibank, N.A.,
Name:	Emily Chong
Title:	Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Ameriprise Certificate Company

Executing as a CONSENTING LENDER:

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Cent CDO 10 Limited

Executing as a CONSENTING LENDER:

By:	/s/ Robin C. Stancil	By: Columbia Management Investment Advisers, LLC As Collateral Manager
Name:	Robin C. Stancil
Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Cent CDO 12 Limited

Executing as a CONSENTING LENDER:

By:	/s/ Robin C. Stancil	By: Columbia Management Investment Advisers, LLC As Collateral Manager
Name:	Robin C. Stancil
Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Cent CDO 14 Limited

Executing as a CONSENTING LENDER:

By:	/s/ Robin C. Stancil	By: Columbia Management Investment Advisers, LLC As Collateral Manager
Name:	Robin C. Stancil
Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Cent CDO 15 Limited

Executing as a CONSENTING LENDER:

By:	/s/ Robin C. Stancil	By: Columbia Management Investment Advisers, LLC As Collateral Manager
Name:	Robin C. Stancil
Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Cent CDO XI Limited

Executing as a CONSENTING LENDER:

By:	/s/ Robin C. Stancil	By: Columbia Management Investment Advisers, LLC As Collateral Manager
Name:	Robin C. Stancil
Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Cent CLO 16 L.P.

Executing as a CONSENTING LENDER:

By:	/s/ Robin C. Stancil	By: Columbia Management Investment Advisers, LLC As Collateral Manager
Name:	Robin C. Stancil
Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Cent CLO 17 Limited

Executing as a CONSENTING LENDER:

By:	/s/ Robin C. Stancil	By: Columbia Management Investment Advisers, LLC As Collateral Manager
Name:	Robin C. Stancil
Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Cent CLO 19 Limited

Executing as a CONSENTING LENDER:

By:	/s/ Robin C. Stancil	By: Columbia Management Investment Advisers, LLC As Collateral Manager
Name:	Robin C. Stancil
Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Centurion CDO 8 Limited

Executing as a CONSENTING LENDER:

By:	/s/ Robin C. Stancil	By: Columbia Management Investment Advisers, LLC As Collateral Manager
Name:	Robin C. Stancil
Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Centurion CDO 9 Limited

Executing as a CONSENTING LENDER:

By:	/s/ Robin C. Stancil	By: Columbia Management Investment Advisers, LLC As Collateral Manager
Name:	Robin C. Stancil
Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II

Executing as a CONSENTING LENDER:

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Columbia Strategic Income Fund, a series of Columbia Funds Series Trust I

Executing as a CONSENTING LENDER:

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Columbia Variable Portfolio - Strategic Income Fund, a series of Columbia Funds Variable Insurance Trust

Executing as a CONSENTING LENDER:

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	RiverSource Life Insurance Company

Executing as a CONSENTING LENDER:

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Cent CLO 18 Limited

Executing as a CONSENTING LENDER:

By:	/s/ Robin C. Stancil	By: Columbia Management Investment Advisers, LLC As Collateral Manager
Name:	Robin C. Stancil
Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Cent CLO 20 Limited

Executing as a CONSENTING LENDER:

By:	/s/ Robin C. Stancil	By: Columbia Management Investment Advisers, LLC As Collateral Manager
Name:	Robin C. Stancil
Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	ColumbusNova CLO IV Ltd. 2007-II

Executing as a CONSENTING LENDER:

By:	/s/ Robert Ranocchia	By: Columbus Nova Credit Investments Management, LLC, its Collateral Manager
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	ColumbusNova CLO Ltd. 2006-I

Executing as a CONSENTING LENDER:

By:	/s/ Robert Ranocchia	By: Columbus Nova Credit Investments Management, LLC, its Collateral Manager
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	ColumbusNova CLO Ltd. 2006-II

Executing as a CONSENTING LENDER:

By:	/s/ Robert Ranocchia	By: Columbus Nova Credit Investments Management, LLC, its Collateral Manager
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	ColumbusNova CLO Ltd. 2007-I

Executing as a CONSENTING LENDER:

By:	/s/ Robert Ranocchia	By: Columbus Nova Credit Investments Management, LLC, its Collateral Manager
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	ATRIUM V

Executing as a CONSENTING LENDER:

By:	/s/ Thomas Flannery	By: Credit Suisse Asset Management, LLC, as collateral manager
Name:	Thomas Flannery
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	ATRIUM VIII

Executing as a CONSENTING LENDER:

By:	/s/ Thomas Flannery	By: Credit Suisse Asset Management, LLC, as portfolio manager
Name:	Thomas Flannery
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	BENTHAM WHOLESALE SYNDICATED LOAN FUND

Executing as a CONSENTING LENDER:

By:	/s/ Thomas Flannery	By: Credit Suisse Asset Management, LLC, as agent (sub-advisor) for Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund
Name:	Thomas Flannery
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	COMMONWEALTH OF PENNSYLVANIA TREASURY DEPARTMENT

Executing as a CONSENTING LENDER:

By:	/s/ Thomas Flannery	By: Credit Suisse Asset Management, LLC, as investment adviser
Name:	Thomas Flannery
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	CREDIT SUISSE DOLLAR SENIOR LOAN FUND, LTD.

Executing as a CONSENTING LENDER:

By:	/s/ Thomas Flannery	By: Credit Suisse Asset Management, LLC, as investment manager
Name:	Thomas Flannery
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	CREDIT SUISSE FLOATING RATE HIGH INCOME FUND

Executing as a CONSENTING LENDER:

By:	/s/ Thomas Flannery	By: Credit Suisse Asset Management, LLC, as investment advisor
Name:	Thomas Flannery
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	MADISON PARK FUNDING II, LTD.

Executing as a CONSENTING LENDER:

By:	/s/ Thomas Flannery	By: Credit Suisse Asset Management, LLC, as collateral manager
Name:	Thomas Flannery
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	MADISON PARK FUNDING III, LTD.

Executing as a CONSENTING LENDER:

By:	/s/ Thomas Flannery	By: Credit Suisse Asset Management, LLC, as collateral manager
Name:	Thomas Flannery
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	MADISON PARK FUNDING IV, LTD.

Executing as a CONSENTING LENDER:

By:	/s/ Thomas Flannery	By: Credit Suisse Asset Management, LLC, as collateral manager
Name:	Thomas Flannery
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	MADISON PARK FUNDING V, LTD.

Executing as a CONSENTING LENDER:

By:	/s/ Thomas Flannery	By: Credit Suisse Asset Management, LLC, as collateral manager
Name:	Thomas Flannery
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	MADISON PARK FUNDING VI, LTD.

Executing as a CONSENTING LENDER:

By:	/s/ Thomas Flannery	By: Credit Suisse Asset Management, LLC, as collateral manager
Name:	Thomas Flannery
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	QUALCOMM GLOBAL TRADING PTE. LTD.

Executing as a CONSENTING LENDER:

By:	/s/ Thomas Flannery	By: Credit Suisse Asset Management, LLC, as investment manager
Name:	Thomas Flannery
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	SENIOR SECURED FLOATING RATE LOAN FUND

Executing as a CONSENTING LENDER:

By:	/s/ Thomas Flannery	By: Credit Suisse Asset Management, LLC, the Portfolio Manager for Propel Capital Corporation, the manager for Senior Secured Floating Rate Loan Fund
Name:	Thomas Flannery
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

Allied World Assurance Company Ltd
By:	Crescent Capital Group LP, its adviser

Executing as a CONSENTING LENDER:

By:	/s/ Gil Tollinchi
Name:	Gil Tollinchi
Title:	Managing Director

For any Lender requiring a second signature line:

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Senior Vice President

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

ATLAS SENIOR LOAN FUND II, LTD.
By:	Crescent Capital Group LP, its adviser

Executing as a CONSENTING LENDER:

By:	/s/ Gil Tollinchi
Name:	Gil Tollinchi
Title:	Managing Director

For any Lender requiring a second signature line:

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Senior Vice President

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

ATLAS SENIOR LOAN FUND IV, LTD.
By:	Crescent Capital Group LP, its adviser

Executing as a CONSENTING LENDER:

By:	/s/ Gil Tollinchi
Name:	Gil Tollinchi
Title:	Managing Director

For any Lender requiring a second signature line:

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Senior Vice President

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

ATLAS SENIOR LOAN FUND, LTD.
By:	Crescent Capital Group LP, its adviser

Executing as a CONSENTING LENDER:

By:	/s/ Gil Tollinchi
Name:	Gil Tollinchi
Title:	Managing Director

For any Lender requiring a second signature line:

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Senior Vice President

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

AUCARA HEIGHTS INC.
By:	Crescent Capital Group LP, its sub-adviser

Executing as a CONSENTING LENDER:

By:	/s/ Gil Tollinchi
Name:	Gil Tollinchi
Title:	Managing Director

For any Lender requiring a second signature line:

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Senior Vice President

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

ILLINOIS STATE BOARD OF INVESTMENT
By:	Crescent Capital Group LP, its sub-adviser

Executing as a CONSENTING LENDER:

By:	/s/ Gil Tollinchi
Name:	Gil Tollinchi
Title:	Managing Director

For any Lender requiring a second signature line:

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Senior Vice President

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	ACA CLO 2006-2 LTD

Executing as a CONSENTING LENDER:

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Oscar K. Anderson
Name:	Oscar K. Anderson
Title:	MD/PM

For any Lender requiring a second signature line:

By:	N/A
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	ACA CLO 2007-1 LTD

Executing as a CONSENTING LENDER:

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Oscar K. Anderson
Name:	Oscar K. Anderson
Title:	MD/PM

For any Lender requiring a second signature line:

By:	N/A
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	APIDOS CDO III

Executing as a CONSENTING LENDER:

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Oscar K. Anderson
Name:	Oscar K. Anderson
Title:	MD/PM

For any Lender requiring a second signature line:

By:	N/A
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	APIDOS CDO V

Executing as a CONSENTING LENDER:

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Oscar K. Anderson
Name:	Oscar K. Anderson
Title:	MD/PM

For any Lender requiring a second signature line:

By:	N/A
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	APIDOS CINCO CDO

Executing as a CONSENTING LENDER:

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Oscar K. Anderson
Name:	Oscar K. Anderson
Title:	MD/PM

For any Lender requiring a second signature line:

By:	N/A
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	SAN GABRIEL CLO I LTD

Executing as a CONSENTING LENDER:

By:	Its Investment Advisor CVC Credit Partners, LLC

On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Oscar K. Anderson
Name:	Oscar K. Anderson
Title:	MD/PM

For any Lender requiring a second signature line:

By:	N/A
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	SHASTA CLO I LTD

Executing as a CONSENTING LENDER:

By:	Its Investment Advisor CVC Credit Partners, LLC

On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Oscar K. Anderson
Name:	Oscar K. Anderson
Title:	MD/PM

For any Lender requiring a second signature line:

By:	N/A
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	SIERRA CLO II LTD

Executing as a CONSENTING LENDER:

By:	Its Investment Advisor CVC Credit Partners, LLC

On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Oscar K. Anderson
Name:	Oscar K. Anderson
Title:	MD/PM

For any Lender requiring a second signature line:

By:	N/A
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Hewett’s Island CLO VI, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Robert Ranocchia	By: CypressTree Investment Management, LLC, its Collateral Manager
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	DWS FLOATING RATE FUND

Executing as a CONSENTING LENDER:

DWS FLOATING RATE FUND

By:	Deutsche Investment Management Americas, Inc. Investment Advisor

By:	/s/ Antonio V. Versaci
Antonio V. Versaci, Director

For any Lender requiring a second signature line:

By:	/s/ Joseph Tavolieri
Name:	Joseph Tavolieri
Title:	Vice President

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	FLAGSHIP CLO V

Executing as a CONSENTING LENDER:

Flagship CLO V

By:	Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.) As Collateral Manager

By:	/s/ Antonio V. Versaci
Antonio V. Versaci, Director

For any Lender requiring a second signature line:

By:	/s/ Joseph Tavolieri
Name:	Joseph Tavolieri
Title:	Vice President

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	FLAGSHIP CLO VI

Executing as a CONSENTING LENDER:

Flagship CLO VI

By:	Deutsche Investment Management Americas, Inc. As Collateral Manager

By:	/s/ Antonio V. Versaci
Antonio V. Versaci, Director

For any Lender requiring a second signature line:

By:	/s/ Joseph Tavolieri
Name:	Joseph Tavolieri
Title:	Vice President

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Bridgeport CLO II Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Robert Ranocchia	By: Deerfield Capital Management LLC, its Collateral Manager
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Bridgeport CLO Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Robert Ranocchia	By: Deerfield Capital Management LLC, its Collateral Manager
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Burr Ridge CLO Plus Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Robert Ranocchia	By: Deerfield Capital Management LLC, its Collateral Manager
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Marquette Park CLO Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Robert Ranocchia	By: Deerfield Capital Management LLC, its Collateral Manager
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Schiller Park CLO Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Robert Ranocchia	By: Deerfield Capital Management LLC, its Collateral Manager
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH

Executing as a CONSENTING LENDER:

By:	DB Services New Jersey, Inc.

By:	/s/ Deidre Cesario
Name:	Deidre Cesario
Title:	AVP

For any Lender requiring a second signature line:

By:	/s/ Angeline Quintana
Name:	Angeline Quintana
Title:	Assistant Vice President

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	DEUTSCHE BANK AG NEW YORK BRANCH

Executing as a CONSENTING LENDER:

By:	/s/ Kirk L. Tashjian
Name:	Kirk L. Tashjian
Title:	Vice President

For any Lender requiring a second signature line:

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Vibrant CLO II, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ David Millison	By:	DFG Investment Advisers, Inc., as Portfolio Manager
Name:	David Millison
Title:	Managing Partner and Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Vibrant CLO, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ David Millison	By:	DFG Investment Advisers, Inc., as Portfolio Manager
Name:	David Millison
Title:	Managing Partner and Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	AGE FLOATING RATE INCOME FUND
BY: EATON VANCE MANAGEMENT
AS PORTFOLIO MANAGER

Executing as a CONSENTING LENDER:

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	DaVinci Reinsurance Ltd.
By: Eaton Vance Management
as Investment Advisor

Executing as a CONSENTING LENDER:

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Eaton Vance CDO IX Ltd.
By: Eaton Vance Management
as Investment Advisor

Executing as a CONSENTING LENDER:

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Eaton Vance CDO VIII Ltd. By: Eaton Vance Management as Investment Advisor

Executing as a CONSENTING LENDER:

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Eaton Vance Floating Rate Income Plus Fund By: Eaton Vance Management as Investment Advisor

Executing as a CONSENTING LENDER:

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	EATON VANCE FLOATING-RATE INCOME TRUST BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

Executing as a CONSENTING LENDER:

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	EATON VANCE INSTITUTIONAL SENIOR LOAN FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

Executing as a CONSENTING LENDER:

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:

Executing as a CONSENTING LENDER:

By:	/s/ Michael B. Botthof	Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio
Name:	Michael B. Botthof
Title:	Vice President	By: Eaton Vance Management as Investment Advisor

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	EATON VANCE INCOME LIMITED DURATION FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

Executing as a CONSENTING LENDER:

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	EATON VANCE SENIOR FLOATING-RATE TRUST BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

Executing as a CONSENTING LENDER:

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	EATON VANCE SENIOR INCOME TRUST BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

Executing as a CONSENTING LENDER:

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Eaton Vance Short Duration Diversified Income Fund By: Eaton Vance Management As Investment Advisor

Executing as a CONSENTING LENDER:

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	EATON VANCE VT FLOATING RATE INCOME FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

Executing as a CONSENTING LENDER:

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	MET INVESTORS SERIES TRUST MET/EATON VANCE FLOWING RATE PORTFOLIO
BY: EATON VANCE MANAGEMENT AS INVESTMENT SUB-ADVISOR

Executing as a CONSENTING LENDER:

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	PACIFIC LIFE FUNDS-PL FLOATING RATE LOAN FUND
BY: EATON VANCE MANAGEMENT AS INVESTMENT SUB-ADVISOR

Executing as a CONSENTING LENDER:

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	PACIFIC SELECT FUND FLOATING RATE LOAN PORTFOLIO
BY: EATON VANCE MANAGEMENT AS INVESTMENT SUB-ADVISOR

Executing as a CONSENTING LENDER:

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Renaissance Reinsurance Ltd.
By: Eaton Vance Management as Investment Advisor

Executing as a CONSENTING LENDER:

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	SENIOR DEBT PORTFOLIO
By: Boston Management and Research as Investment Advisor

Executing as a CONSENTING LENDER:

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	GRAYSON & CO. BY: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR

Executing as a CONSENTING LENDER:

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Avery Street CLO, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Scott D’Orsi
Name:	Scott D’Orsi
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Emerson Place CLO, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Scott D’Orsi
Name:	Scott D’Orsi
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Lime Street CLO, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Scott D’Orsi
Name:	Scott D’Orsi
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Four Corners CLO II, Limited

Executing as a CONSENTING LENDER:

By:	/s/ Adam Jacobs
Name:	Adam Jacobs
Title:	Attorney-In-Fact

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Four Corners CLO II, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Adam Brown
Name:	Adam Brown
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Franklin CLO V, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ David Ardini
Name:	David Ardini
Title:	Franklin Advisers, Inc. as Collateral Manager Vice President

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Franklin CLO VI, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ David Ardini
Name:	David Ardini
Title:	Franklin Advisers, Inc. as Collateral Manager Vice President

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Muir Woods CLO, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ David Ardini
Name:	David Ardini
Title:	Franklin Advisers, Inc. as Collateral Manager Vice President

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	GLG Ore Hill CLO 2013-1, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Frederick Wahl	By: GLG Ore Hill LLC as Collateral Manager
Name:	Frederick Wahl
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	GoldenTree Loan Opportunities III, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Karen Weber	By:	GoldenTree Asset Management, LP
Name:	Karen Weber
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	GoldenTree Loan Opportunities IV, Ltd.

Executing as a CONSENTING LENDER:

By:

By:	/s/ Karen Weber	By:	GoldenTree Asset Management, LP
Name:	Karen Weber
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	GoldenTree Loan Opportunities VI, Ltd

Executing as a CONSENTING LENDER:

By:	/s/ Karen Weber	By:	GoldenTree Asset Management, L.P.
Name:	Karen Weber
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	GoldenTree Loan Opportunities VII, Ltd

Executing as a CONSENTING LENDER:

By:	/s/ Karen Weber	By:	GoldenTree Asset Management, L.P.
Name:	Karen Weber
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Reliance Standard Life Insurance Company

Executing as a CONSENTING LENDER:

By:	/s/ Kaitlin Trinh	By:	Guggenheim Partners Investment Management, LLC
Name:	Kaitlin Trinh
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Goldman Sachs Bank USA

Executing as a CONSENTING LENDER:

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Goldman Sachs Lending Partners LLC

Executing as a CONSENTING LENDER:

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Adirondack Park CLO Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Dan H. Smith	By:	GSO / Blackstone Debt Funds Management LLC
Name:	Dan Smith	as Collateral Manager
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Birchwood Park CLO, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Dan H. Smith	By:	GSO / Blackstone Debt Funds Management LLC as
Name:	Dan Smith	Collateral Manager
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Blackstone / GSO Long-Short Credit Income Fund

Executing as a CONSENTING LENDER:

By:	/s/ Dan H. Smith	By:	GSO / Blackstone Debt Funds
Name:	Dan Smith	Management LLC as Investment Advisor
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Blackstone / GSO Secured Trust Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Dan H. Smith	By:	GSO / Blackstone Debt Funds
Name:	Dan Smith	Management LLC as Investment
Title:	Authorized Signatory	Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Blackstone / GSO Senior Floating Rate Term Fund

Executing as a CONSENTING LENDER:

By:	/s/ Dan H. Smith	By:	GSO / Blackstone Debt Funds Management LLC as
Name:	Dan Smith	Investment Advisor
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	BLACKSTONE / GSO STRATEGIC CREDIT FUND

Executing as a CONSENTING LENDER:

By:	/s/ Dan H. Smith	By:	GSO / Blackstone Debt Funds Management LLC as
Name:	Dan Smith	Collateral Manager
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	BLACKSTONE TREASURY ASIA PTE. LTD.

Executing as a CONSENTING LENDER:

By:	/s/ Dan H. Smith	By:	GSO Capital Advisors LLC, its Investment Manager
Name:	Dan Smith
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Central Park CLO, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Dan H. Smith	By:	GSO / Blackstone Debt Funds Management LLC as
Name:	Dan Smith	Collateral Manager
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Emerson Park CLO Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Dan H. Smith	By:	GSO / Blackstone Debt Funds Management LLC as
Name:	Dan Smith	Collateral Manager
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Finn Square CLO, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Dan H. Smith	By:	GSO / Blackstone Debt Funds Management LLC as
Name:	Dan Smith	Collateral Manager
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Gale Force 3 CLO, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Dan H. Smith	By:	GSO / Blackstone Debt Funds Management LLC as
Name:	Dan Smith	Collateral Manager
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:	/s/
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Gramercy Park CLO Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Dan H. Smith	By:	GSO / Blackstone Debt Funds Management LLC as
Name:	Dan Smith	Collateral Manager
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Green Park CDO B.V.

Executing as a CONSENTING LENDER:

By:	/s/ Dan H. Smith	By:	GSO / Blackstone Debt Funds Management LLC
Name:	Dan Smith
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Inwood Park CDO LTD.

Executing as a CONSENTING LENDER:

By:	/s/ Dan H. Smith	By: Blackstone Debt Advisors LP As Collateral Manager
Name:	Dan Smith
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Lamp Funds (IRE) 1PLC in respect of its sub-fund Blackstone/GSO Senior Floating Rate Corporate Loan Fund

Executing as a CONSENTING LENDER:

By:	/s/ Dan H. Smith	By:	GSO / Blackstone Debt Funds Management LLC
Name:	Dan Smith	As Investment Manager
Title:	Authorized Signatory	By:	The Bank of New York Mellon Trust Company,
National Association As Sub Custodian

For any Lender requiring a second signature line:

By:	/s/ Yvette Haynes
Name:	Yvette Haynes
Title	Client Service Manager

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Maps CLO Fund II, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Dan H. Smith	By:	GSO / Blackstone Debt Funds Management LLC
Name:	Dan Smith	as Collateral Manager
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Musashi Secured Credit Fund Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Dan H. Smith	By:	GSO Capital Advisors LLC, as Manager
Name:	Dan Smith
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	PPG Industries, Inc. Pension Plan Trust

Executing as a CONSENTING LENDER:

By:	/s/ Dan H. Smith	By:	GSO Capital Advisors LLC, As its Investment
Name:	Dan Smith	Advisor
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Prospect Park CDO Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Dan H. Smith	By: Blackstone Debt Advisors L.P. As Collateral Manager
Name:	Dan Smith
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Riverside Park CLO Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Dan H. Smith	By:	GSO / Blackstone Debt Funds Management LLC
Name:	Dan Smith	as Collateral Manager
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Sheridan Square CLO, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Dan H. Smith	By:	GSO / Blackstone Debt Funds Management LLC
Name:	Dan Smith	as Collateral Manager
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	SPDR Blackstone/GSO Senior Loan ETF

Executing as a CONSENTING LENDER:

By:	/s/ Dan H. Smith	By:	GSO/Blackstone Debt Funds Management LLC
Name:	Dan Smith	as Sub-Adviser
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Sun Life Assurance Company of Canada (US)

Executing as a CONSENTING LENDER:

By:	/s/ Dan H. Smith	By:	GSO / Blackstone Debt Funds Management LLC
Name:	Dan Smith	as Sub-Advisor
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Tryon Park CLO Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Dan H. Smith	By:	GSO / Blackstone Debt Funds Management LLC
Name:	Dan Smith	as Collateral Manager
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	5180 CLO LP

Executing as a CONSENTING LENDER:

By:	/s/ Kaitlin Trinh	By:	Guggenheim Partners Investment Management, LLC
Name:	Kaitlin Trinh	As Collateral Manager
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	AbitibiBowater Fixed Income Master Trust Fund

Executing as a CONSENTING LENDER:

By:	/s/ Kaitlin Trinh	By:	Guggenheim Partners Investment Management, LLC
Name:	Kaitlin Trinh	as Investment Manager
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	The AbitibiBowater Inc. US Master Trust for Defined Benefit Plans

Executing as a CONSENTING LENDER:

By:	/s/ Kaitlin Trinh	By:	Guggenheim Partners Investment Management, LLC
Name:	Kaitlin Trinh	as Investment Manager
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Blue Cross and Blue Shield of Florida, Inc.

Executing as a CONSENTING LENDER:

By:	/s/ Kaitlin Trinh	By:	Guggenheim Partners Investment Management, LLC
Name:	Kaitlin Trinh	as Manager
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	City of New York Group Trust

Executing as a CONSENTING LENDER:

By:	/s/ Kaitlin Trinh	By:	The Comptroller of the City of New York
Name:	Kaitlin Trinh	By:	Guggenheim Partners Investment
Title:	Managing Director	Management, LLC as Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	COPPER RIVER CLO LTD.

Executing as a CONSENTING LENDER:

By:	/s/ Kaitlin Trinh	By: Guggenheim Partners Investment Management, LLC as Collateral Manager
Name:	Kaitlin Trinh
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	DaVinci Reinsurance Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Kaitlin Trinh	By: Guggenheim Partners Investment Management, LLC as Manager
Name:	Kaitlin Trinh
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	General Dynamics Corporation Group Trust

Executing as a CONSENTING LENDER:

By:	/s/ Kaitlin Trinh	By: Guggenheim Partners Investment Management, LLC as Manager
Name:	Kaitlin Trinh
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Guggenheim Build America Bonds Managed Duration Trust

Executing as a CONSENTING LENDER:

By:	/s/ Kaitlin Trinh	By: Guggenheim Partners Investment Management, LLC
Name	Kaitlin Trinh
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Guggenheim Loan Fund, LLC

Executing as a CONSENTING LENDER:

By:	/s/ Kaitlin Trinh	By: Guggenheim Partners Investment Management, LLC
Name:	Kaitlin Trinh	as Manager
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	GUGGENHEIM OPPORTUNISTIC U.S. LOAN and BOND FUND IV

Executing as a CONSENTING LENDER:

By:	/s/ Brian Leyden

By: Guggenheim Opportunistic U.S. Loan and Bond Fund IV, a sub fund of Guggenheim Qualifying Investor Fund plc

By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

Name:	Brian Leyden
Title:	Assistant Manager Trustee

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Guggenheim Strategic Opportunities Fund

Executing as a CONSENTING LENDER:

By:	/s/ Kaitlin Trinh	By:	Guggenheim Partners Investment Management, LLC
Name:	Kaitlin Trinh
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Guggenheim U.S. Loan Fund

Executing as a CONSENTING LENDER:

By:	/s/ Brian Leyden	By: Guggenheim U.S. Loan Fund, a sub fund of Guggenheim Qualifying Investor Fund plc By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney
Name:	Brian Leyden
Title:	Assistant Manager Trustee

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Guggenheim U.S. Loan Fund II

Executing as a CONSENTING LENDER:

By:	/s/ Brian Leyden	By: Guggenheim U.S. Loan Fund II, a sub fund of Guggenheim Qualifying Investor Fund plc By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney
Name:	Brian Leyden
Title:	Assistant Manager Trustee

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Guggenheim U.S. Loan Fund III

Executing as a CONSENTING LENDER:

By:	/s/ Brian Leyden	By: Guggenheim U.S. Loan Fund III, a sub fund of Guggenheim Qualifying Investor Fund plc By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney
Name:	Brian Leyden
Title:	Assistant Manager Trustee

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Hempstead CLO LP

Executing as a CONSENTING LENDER:

By:	/s/ Kaitlin Trinh	By:	Guggenheim Partners Investment Management, LLC
Name:	Kaitlin Trinh	as Collateral Manager
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	IAM National Pension Fund

Executing as a CONSENTING LENDER:

By:	/s/ Kaitlin Trinh	By:	Guggenheim Partners Investment Management, LLC
Name:	Kaitlin Trinh	as Adviser
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Indiana University Health, Inc.

Executing as a CONSENTING LENDER:

By:	/s/ Kaitlin Trinh	By:	Guggenheim Partners Investment Management, LLC,
Name:	Kaitlin Trinh	as Manager
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Intel Corporation Profit Sharing Retirement Plan

Executing as a CONSENTING LENDER:

By:	/s/ Kaitlin Trinh	By:	Guggenheim Partners Investment Management, LLC
Name:	KAITLIN TRINH
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Mercer Field CLO LP

Executing as a CONSENTING LENDER:

By:	/s/ Kaitlin Trinh	By: Guggenheim Partners Investment Management, LLC as Collateral Manager
Name:	Kaitlin Trinh
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	NYLIAC Separate Account 70_A01

Executing as a CONSENTING LENDER:

By:	/s/ Kaitlin Trinh	By: Guggenheim Partners Investment Management, LLC
Name:	KAITLIN TRINH
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	NZCG Funding II LLC

Executing as a CONSENTING LENDER:

By:	/s/ Kaitlin Trinh	By: Guggenheim Partners Investment Management, LLC as Manager
Name:	Kaitlin Trinh
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	NZCG Funding Ltd

Executing as a CONSENTING LENDER:

By:	/s/ Kaitlin Trinh	By: Guggenheim Partners Investment Management, LLC as Collateral Manager
Name:	KAITLIN TRINH
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Orpheus Funding LLC

Executing as a CONSENTING LENDER:

By:	/s/ Kaitlin Trinh	By: Guggenheim Partners Investment Management, LLC as Manager
Name:	KAITLIN TRINH
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Principal Fund, Inc. – Global Diversified Income Fund

Executing as a CONSENTING LENDER:

By:	/s/ Kaitlin Trinh	By: Guggenheim Partners Investment Management, LLC as Sub-Adviser
Name:	KAITLIN TRINH
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Renaissance Reinsurance Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Kaitlin Trinh	By: Guggenheim Partners Investment Management, LLC as Manager
Name:	KAITLIN TRINH
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Retirement System of the Tennessee Valley Authority

Executing as a CONSENTING LENDER:

By:	/s/ Kaitlin Trinh	By:	Guggenheim Partners Investment Management, LLC
Name:	Kaitlin Trinh
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	SANDS POINT FUNDING LTD.

Executing as a CONSENTING LENDER:

By:	/s/ Kaitlin Trinh	By: Guggenheim Partners Investment Management, LLC as Collateral Manager
Name:	Kaitlin Trinh
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	SBL Fund – Series F

Executing as a CONSENTING LENDER:

By:	/s/ Kaitlin Trinh	By: Guggenheim Partners Investment Management, LLC as Investment Adviser
Name:	Kaitlin Trinh
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Security Income Fund – Floating Rate Strategies Series

Executing as a CONSENTING LENDER:

By:	/s/ Kaitlin Trinh	By:	Guggenheim Partners Investment Management, LLC
Name:	KAITLIN TRINH
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Security Income Fund – High Yield Series

Executing as a CONSENTING LENDER:

By:	/s/ Kaitlin Trinh	By:	Security Investors, LLC as Investment Adviser
Name:	Kaitlin Trinh
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Security Income Fund – Macro Opportunities Series

Executing as a CONSENTING LENDER:

By:	/s/ Kaitlin Trinh	By:	Guggenheim Partners Investment Management, LLC
Name:	KAITLIN TRINH
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Security Income Fund – Total Return Bond Series

Executing as a CONSENTING LENDER:

By:	/s/ Kaitlin Trinh	By:	Guggenheim Partners Investment Management, LLC
Name:	Kaitlin Trinh
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	SEI Institutional Investments Trust – High Yield Bond Fund

Executing as a CONSENTING LENDER:

By:	/s/ Kaitlin Trinh	By:	Guggenheim Partners Investment Management, LLC
Name:	KAITLIN TRINH	as Sub-Adviser
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	SEI Institutional Managed Trust – High Yield Bond Fund

Executing as a CONSENTING LENDER:

By:	/s/ Kaitlin Trinh	By:	Guggenheim Partners Investment Management, LLC
Name:	KAITLIN TRINH	as Sub-Adviser
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	SEI Institutional Managed Trust-Multi Asset Income Fund

Executing as a CONSENTING LENDER:

By:	/s/ Kaitlin Trinh	By:	Guggenheim Partners Investment Management, LLC
Name:	Kaitlin Trinh	as Sub-Adviser
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Shriners Hospitals for Children

Executing as a CONSENTING LENDER:

By:	/s/ Kaitlin Trinh	By:	Guggenheim Partners Investment Management, LLC
Name:	Kaitlin Trinh	as Manager
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Verger Fund I LLC

Executing as a CONSENTING LENDER:

By:	/s/ Kristen Rega	By:	Guggenheim Partners Investment Management, LLC
Name:	Kristen Rega
Title:	Operation Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Wilshire Institutional Master Fund SPC — Guggenheim Alpha Segregated Port

Executing as a CONSENTING LENDER:

By:	/s/ Kaitlin Trinh	By:	Guggenheim Partners Investment Management, LLC
Name:	KAITLIN TRINH
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Halcyon Loan Advisors Funding 2012-1 Ltd

Executing as a CONSENTING LENDER:

By:	/s/ B. Ross Smead
Name:	B. Ross Smead
Title:	Managing Director

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Halcyon Loan Advisors Funding 2012-2 Ltd

Executing as a CONSENTING LENDER:

By:	/s/ B. Ross Smead
Name:	B. Ross Smead
Title:	Managing Director

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Halcyon Loan Advisors Funding 2013-1 Ltd

Executing as a CONSENTING LENDER:

By:	/s/ B. Ross Smead
Name:	B. Ross Smead
Title:	Managing Director

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Halcyon Loan Investors CLO I Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ B. Ross Smead
Name:	B. Ross Smead
Title:	Managing Director

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Halcyon Loan Investors CLO II Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ B. Ross Smead
Name:	B. Ross Smead
Title:	Managing Director

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Halcyon Structured Asset Management European CLO 2007-I B.V.

Executing as a CONSENTING LENDER:

By:	/s/ B. Ross Smead
Name:	B. Ross Smead
Title:	Managing Director

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Halcyon Structured Asset Management European Long Secured/Short Unsecured CLO 2008-1 B.V.

Executing as a CONSENTING LENDER:

By:	/s/ B. Ross Smead
Name:	B. Ross Smead
Title:	Managing Director

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ B. Ross Smead
Name:	B. Ross Smead
Title:	Managing Director

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Harbourmaster CLO 11 BV

Executing as a CONSENTING LENDER:

By:	/s/ Dan H. Smith
Name:	Dan Smith
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Harbourmaster CLO 7 BV

Executing as a CONSENTING LENDER:

By:	/s/ Dan H. Smith
Name:	Dan Smith
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Harbourmaster CLO 8 BV

Executing as a CONSENTING LENDER:

By:	/s/ Dan H. Smith
Name:	Dan Smith
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Harbourmaster CLO 9 BV

Executing as a CONSENTING LENDER:

By:	/s/ Dan H. Smith
Name:	Dan Smith
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Harbourmaster Pro-Rata CLO 2 BV

Executing as a CONSENTING LENDER:

By:	/s/ Dan H. Smith
Name:	Dan Smith
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	WhiteHorse VII, Ltd. By: H.I.G. WhiteHorse Capital, LLC As: Collateral Manager

Executing as a CONSENTING LENDER:

By:	/s/ Jay Carvell
Name:	Jay Carvell
Title:	Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Brentwood CLO, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Carter Chism	By: Highland Capital Management, L.P., As Collateral Manager
Name:	Carter Chism
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Children’s Healthcare of Atlanta Inc.

Executing as a CONSENTING LENDER:

By:	/s/ Carter Chism	By:	Highland Capital Management, L.P., As Investment
Name:	Carter Chism	Manager
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Eastland CLO, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Carter Chism	By:	Highland Capital Management, L.P., As Collateral
Name:	Carter Chism	Manager
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Grayson CLO, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Carter Chism	By:	Highland Capital Management, L.P., as Collateral
Name:	Carter Chism	Manager
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Greenbriar CLO, LTD.

Executing as a CONSENTING LENDER:

By:	/s/ Carter Chism	By: Highland Capital Management, L.P., As Collateral Manager
Name:	Carter Chism
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Highland/iBoxx Senior Loan ETF

Executing as a CONSENTING LENDER:

By:	/s/ Brian Mitts
Name:	Brian Mitts
Title:	Senior Fund Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Longhorn Credit Funding, LLC

Executing as a CONSENTING LENDER:

By:	/s/ Carter Chism	By: Highland Capital Management, L.P., as Collateral Manager
Name:	Carter Chism
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Rockwall CDO II Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Carter Chism	By: Highland Capital Management, L.P.; As Collateral Manager
Name:	Carter Chism
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Rockwall CDO LTD

Executing as a CONSENTING LENDER:

By:	/s/ Carter Chism	By: Highland Capital Management, L.P.; As Collateral Manager
Name:	Carter Chism
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Stratford CLO, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Carter Chism	By: Highland Capital Management, L.P., As Collateral Manager
Name:	Carter Chism
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Westchester CLO, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Carter Chism	By: Highland Capital Management, L.P., As Collateral Manager
Name:	Carter Chism
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:

ING Investment Management CLO I, LTD. By: ING Investment Management Co. LLC, as its investment manager	ING Investment Management CLO II, LTD. By: ING Alternative Asset Management LLC, as its investment manager

ING Investment Management CLO III, LTD. By: ING Alternative Asset Management LLC, as its investment manager	ING Investment Management CLO IV, LTD. By: ING Alternative Asset Management LLC, as its investment manager

ING Investment Management CLO V, LTD. By: ING Alternative Asset Management LLC, as its investment manager	ING IM CLO 2012-2, LTD. By: ING Alternative Asset Management LLC, as its investment manager

ING IM CLO 2012-3, LTD. By: ING Alternative Asset Management LLC, as its investment manager	ING IM CLO 2012-4, LTD. By: ING Alternative Asset Management LLC, as its investment manager

ING IM CLO 2013-1, LTD. By: ING Alternative Asset Management LLC, as its investment manager	ING IM CLO 2013-2, LTD. By: ING Alternative Asset Management LLC, as its investment manager

ING IM CLO 2013-3, LTD. By: ING Alternative Asset Management LLC, as its investment manager	ING (L) Flex - Senior Loans By: ING Investment Management Co. LLC, as its investment manager

Executing as a CONSENTING LENDER:

By:	/s/ Mark F. Haak, CFA
Name:	Mark F. Haak, CFA
Title:	Senior Vice President

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Belhurst CLO Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Phil Yarrow	By: Invesco Senior Secured Management, Inc. as Collateral Manager
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Blue Hill CLO, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Phil Yarrow	By: Invesco Senior Secured Management, Inc. as Collateral Manager
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	BOC Pension Investment Fund

Executing as a CONSENTING LENDER:

By:	/s/ Phil Yarrow	By: Invesco Senior Secured Management, Inc. as Attorney in Fact
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Children’s Healthcare of Atlanta, Inc.

Executing as a CONSENTING LENDER:

By:	/s/ Phil Yarrow	By: Invesco Senior Secured Management, Inc. as Investment Manager
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	The City of New York Group Trust

Executing as a CONSENTING LENDER:

By:	/s/ Phil Yarrow	By: Invesco Senior Secured Management, Inc. as Investment Manager
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Diversified Credit Portfolio Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Phil Yarrow	By: Invesco Senior Secured Management, Inc. as Investment Adviser
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Hudson Canyon Funding II, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Phil Yarrow	By: Invesco Senior Secured Management, Inc. as Collateral Manager and Attorney in Fact
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Hudson Canyon Funding II Subsidiary Holding Company II, LLC

Executing as a CONSENTING LENDER:

By:	/s/ Phil Yarrow	By: Invesco Senior Secured Management, Inc. as Collateral Manager and Attorney in Fact
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Invesco Floating Rate Fund

Executing as a CONSENTING LENDER:

By:	/s/ Phil Yarrow	By: Invesco Senior Secured Management, Inc. as Sub-Adviser
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Invesco Senior Income Trust

Executing as a CONSENTING LENDER:

By:	/s/ Phil Yarrow	By: Invesco Senior Secured Management, Inc. as Sub-advisor
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Invesco Zodiac Funds - Invesco US Senior Loan Fund

Executing as a CONSENTING LENDER:

By:	/s/ Phil Yarrow	By: Invesco Management S.A. As Investment Manager
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Kaiser Foundation Hospitals

Executing as a CONSENTING LENDER:

By:	/s/ Phil Yarrow	By: Invesco Senior Secured Management, Inc. as Investment Manager
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Kaizer Permanente Group Trust

Executing as a CONSENTING LENDER:

By:	/s/ Phil Yarrow	By: Invesco Senior Secured Management, Inc. as Investment Manager
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Limerock CLO I

Executing as a CONSENTING LENDER:

By:	/s/ Phil Yarrow	By: Invesco Senior Secured Management, Inc. as Investment Manager
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Linde Pension Plan Trust

Executing as a CONSENTING LENDER:

By:	/s/ Phil Yarrow	By: Invesco Senior Secured Management, Inc. as Investment Manager
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Medical Liability Mutual Insurance Company

Executing as a CONSENTING LENDER:

By:	/s/ Phil Yarrow	By: Invesco Advisers, Inc. as Investment Manager
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Morgan Stanley Investment Management Croton, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Phil Yarrow	By: Invesco Senior Secured Management, Inc. as Collateral Manager
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Moselle CLO S.A.

Executing as a CONSENTING LENDER:

By:	/s/ Phil Yarrow	By: Invesco Senior Secured Management, Inc. as Collateral Manager
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	MSIM Peconic Bay, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Phil Yarrow	By: Invesco Senior Secured Management, Inc. as Collateral Manager
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Nautique Funding Ltd

Executing as a CONSENTING LENDER:

By:	/s/ Phil Yarrow	By: Invesco Senior Secured Management, Inc. as Collateral Manager
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Nomad CLO, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Phil Yarrow	By: Invesco Senior Secured Management, Inc. as Collateral Manager
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	North End CLO, Ltd

Executing as a CONSENTING LENDER:

By:	/s/ Phil Yarrow	By: Invesco Senior Secured Management, Inc. as Investment Manager
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	PowerShares Senior Loan Portfolio

Executing as a CONSENTING LENDER:

By:	/s/ Phil Yarrow	By: Invesco Senior Secured Management, Inc. as Collateral Manager
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	QUALCOMM Global Trading Pte. Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Phil Yarrow	By: Invesco Senior Secured Management, Inc. as Investment Manager
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Saratoga CLO I, Limited

Executing as a CONSENTING LENDER:

By:	/s/ Phil Yarrow	By: Invesco Senior Secured Management, Inc. as Asset Manager
Name:	Phil Yarrow
Title	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Wasatch CLO Ltd

Executing as a CONSENTING LENDER:

By:	/s/ Phil Yarrow	By: Invesco Senior Secured Management, Inc. as Portfolio Manager
Name:	Phil Yarrow
Title	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	JFIN CAPITAL 2013 LLC

Executing as a CONSENTING LENDER:
By:	Jeffries Finance LLC as Collateral Manager

By:	/s/ Kevin Stephens
Name:	Kevin Stephens
Title	Closing Manager

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	JFIN CLO 2007 LTD.

Executing as a CONSENTING LENDER:
By:	Jeffries Finance LLC as Collateral Manager

By:	/s/ Kevin Stephens
Name:	Kevin Stephens
Title	Closing Manager

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	JMP CREDIT ADVISORS CLO I LTD. By: Cratos CDO Management, LLC As Attorney-in-Fact By: JMP Credit Adviors LLC Its Manager

Executing as a CONSENTING LENDER:

By:	/s/ Ronald J. Banks
Name:	Ronald J. Banks
Title	Managing Director

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	JMP CREDIT ADVISORS CLO II LTD. By: JMP Credit Advisors LLC, As Attorney-in-Fact

Executing as a CONSENTING LENDER:

By:	/s/ Ronald J. Banks
Name:	Ronald J. Banks
Title	Managing Director

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	J.P. Morgan Whitefriars Inc.

Executing as a CONSENTING LENDER:

By:	/s/ Virginia R. Conway
Name:	Virginia R. Conway
Title	Attorney in - Fact

For any Lender requiring a second signature line:

By:		NA
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	KIL Loan Funding, LLC

Executing as a CONSENTING LENDER:

By:	/s/ Tina Tran	By: Citibank N.A.
Name:	Tina Tran
Title	Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	ACE Bermuda Insurance Ltd

Executing as a CONSENTING LENDER:

By:	/s/ Philip Davidson
Name:	Philip Davidson
Title	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	ACE Tempest Reinsurance Ltd

Executing as a CONSENTING LENDER:

By:	/s/ Philip Davidson
Name:	Philip Davidson
Title	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	KKR FINANCIAL CLO 2005-2, LTD.

Executing as a CONSENTING LENDER:

By:	/s/ Philip Davidson
Name:	Philip Davidson
Title	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	KKR FINANCIAL CLO 2007-1, LTD.

Executing as a CONSENTING LENDER:

By:	/s/ Philip Davidson
Name:	Philip Davidson
Title	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	KKR FINANCIAL CLO 2007-A, LTD.

Executing as a CONSENTING LENDER:

By:	/s/ Philip Davidson
Name:	Philip Davidson
Title	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Montpelier Capital Limited

Executing as a CONSENTING LENDER:

By:	/s/ Steven Oh	By: PineBridge Investments LLC Its Investment Manager
Name:	Steven Oh
Title	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	LANDMARK VIII CLO LTD

Executing as a CONSENTING LENDER:

By:	/s/ Kofi Tweneboa-Kodua	By: Landmark Funds LLC, as Manager
Name:	Kofi Tweneboa-Kodua
Title	Designated Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	LCM IX Limited Partnership

Executing as a CONSENTING LENDER:

By:	/s/ Alexander B. Kenna	By: LCM Asset Management LLC As Collateral Manager
Name:	Alexander B. Kenna
Title	LCM Asset Management LLC

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	LCM VI, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Alexander B. Kenna	By: LCM Asset Management LLC As Collateral Manager
Name:	Alexander B. Kenna
Title	LCM Asset Management LLC

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	LCM X Limited Partnership

Executing as a CONSENTING LENDER:

By:	/s/ Alexander B. Kenna	By: LCM Asset Management LLC As Collateral Manager
Name:	Alexander B. Kenna
Title	LCM Asset Management LLC

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	LCM XI Limited Partnership

Executing as a CONSENTING LENDER:

By:	/s/ Alexander B. Kenna	By: LCM Asset Management LLC As Collateral Manager
Name:	Alexander B. Kenna
Title	LCM Asset Management LLC

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	LCM XII Limited Partnership

Executing as a CONSENTING LENDER:

By:	/s/ Alexander B. Kenna	By: LCM Asset Management LLC As Collateral Manager
Name:	Alexander B. Kenna
Title	LCM Asset Management LLC

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	LCM XIII Limited Partnership

Executing as a CONSENTING LENDER:

By:	/s/ Alexander B. Kenna	By: LCM Asset Management LLC As Collateral Manager
Name:	Alexander B. Kenna
Title	LCM Asset Management LLC

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	LATITUDE CLO II, LTD

Executing as a CONSENTING LENDER:

By:	/s/ Kirk Wallace
Name:	Kirk Wallace
Title	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	LATITUDE CLO III, LTD

Executing as a CONSENTING LENDER:

By:	/s/ Kirk Wallace
Name:	Kirk Wallace
Title	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Marathon CLO IV Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Jake Hyde
Name:	Jake Hyde
Title	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Marathon CLO V Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Jake Hyde
Name:	Jake Hyde
Title	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Mizuho Bank, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ James R. Fayen
Name:	James R. Fayen
Title	Deputy General Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Venture VI CDO Limited

Executing as a CONSENTING LENDER:

By:	/s/ Simon Yuan	By: its investment advisor, MJX Asset Management, LLC
Name:	Simon Yuan
Title	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Venture VII CDO Limited

Executing as a CONSENTING LENDER:

By:	/s/ Simon Yuan	By: its investment advisor, MJX Asset Management, LLC
Name:	Simon Yuan
Title	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Venture VIII CDO, Limited

Executing as a CONSENTING LENDER:

By:	/s/ Simon Yuan	By: its investment advisor, MJX Asset Management, LLC
Name:	Simon Yuan
Title	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Venture X CLO, Limited

Executing as a CONSENTING LENDER:

By:	/s/ Simon Yuan	By: its investment advisor, MJX Asset Management, LLC
Name:	Simon Yuan
Title	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Venture XI CLO, Limited

Executing as a CONSENTING LENDER:

By:	/s/ Simon Yuan	By: its investment advisor, MJX Asset Management, LLC
Name:	Simon Yuan
Title	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	VENTURE XII CLO, Limited

Executing as a CONSENTING LENDER:

By:	/s/ Simon Yuan	By: its investment advisor MJX Asset Management LLC
Name:	Simon Yuan
Title	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	VENTURE XIII CLO, Limited

Executing as a CONSENTING LENDER:

By:	/s/ Simon Yuan	By: its Investment Advisor MJX Management LLC
Name:	Simon Yuan
Title	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Duane Street CLO III, LTD.

Executing as a CONSENTING LENDER:

By:	/s/ Melanie Hanlon	By: Napier Park Global Capital, LLC, as Collateral Manager
Name:	Melanie Hanlon
Title	Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Natixis, New York Branch

Executing as a CONSENTING LENDER:

By:	/s/ Christian Paragot-Rieutort
Name:	Christian Paragot-Rieutort
Title	Director

For any Lender requiring a second signature line:

By:	/s/ Ronald Lee
Name:	Ronald Lee
Title	Vice President

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Airlie CLO 2006-II Ltd

Executing as a CONSENTING LENDER:

By:	/s/ Seth Cameron
Name:	Seth Cameron
Title	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	NewMark Capital Funding 2013-1 CLO Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Mark Gold	By: NewMark Capital LLC, its Collateral Manager
Name:	Mark Gold
Title	CEO

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	ACE Tempest Reinsurance Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Armen Panossian	By:	Oaktree Capital Management, L.P.
Name:	Armen Panossian	Its:	Investment Manager
Title	Senior Vice President

For any Lender requiring a second signature line:

By:	/s/ Regan Scott
Name:	Regan Scott
Title	Managing Director

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Arch Investment Holdings IV Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Armen Panossian	By:	Oaktree Capital Management, L.P.
Name:	Armen Panossian	Its:	Investment Manager
Title	Senior Vice President

For any Lender requiring a second signature line:

By:	/s/ Regan Scott
Name:	Regan Scott
Title	Managing Director

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Missouri Education Pension Trust

Executing as a CONSENTING LENDER:

By:	/s/ Armen Ponassian	By:	Oaktree Capital Management, L.P.
Name:	Armen Ponassian	Its:	Investment Manager
Title	Senior Vice President

For any Lender requiring a second signature line:

By:	/s/ Regan Scott
Name:	Regan Scott
Title	Managing Director

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Oaktree Enhanced Income Funding Series I, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Armen Panossian	By: Oaktree Capital Management, L.P.
Name:	Armen Panossian	Its: Collateral Manager
Title	Senior Vice President

For any Lender requiring a second signature line:

By:	/s/ Regan Scott
Name:	Regan Scott
Title	Managing Director

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Oaktree Enhanced Income Funding Series II, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Armen Panossian	By: Oaktree Capital Management, L.P.
Name:	Armen Panossian	Its: Collateral Manager
Title	Senior Vice President

For any Lender requiring a second signature line:

By:	/s/ Regan Scott
Name:	Regan Scott
Title	Managing Director

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Oaktree Enhanced Income Funding Series III, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Armen Panossian	By: Oaktree Capital Management, L.P.
Name:	Armen Panossian	Its: Collateral Manager
Title	Senior Vice President

For any Lender requiring a second signature line:

By:	/s/ Regan Scott
Name:	Regan Scott
Title	Managing Director

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Oaktree Senior Loan Fund, L.P.

Executing as a CONSENTING LENDER:

By:	/s/ Armen Panossian	By: Oaktree Senior Loan Fund GP, L.P. Its: General Partner By: Oaktree Fund GP IIA, LLC Its: General Partner By: Oaktree Fund GP II, L.P. Its: Managing Member
Name:	Armen Panossian
Title	Authorized Signatory
For any Lender requiring a second signature line:
By:	/s/ Regan Scott
Name:	Regan Scott
Title	Authorized Signatory

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	UniSuper Limited, as Trustee for Unisuper

Executing as a CONSENTING LENDER:

By:	/s/ Armen Panossian	By: Oaktree Capital Management, L.P,
Name:	Armen Panossian	Its: Investment Manager
Title	Senior Vice President

For any Lender requiring a second signature line:

By:	/s/ Regan Scott
Name:	Regan Scott
Title	Managing Director

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	OCP CLO 2012-2, Ltd.

By: Onex Credit Partners, LLC, as Collateral Manager

Executing as a CONSENTING LENDER:

By:	/s/ Paul Travers
Name:	Paul Travers
Title	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	OCP CLO 2012-1, Ltd.

By: Onex Credit Partners, LLC, as Portfolio Manager

Executing as a CONSENTING LENDER:

By:	/s/ Paul Travers
Name:	Paul Travers
Title	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	OCP CLO 2013-3, Ltd.

By: Onex Credit Partners, LLC, as Portfolio Manager

Executing as a CONSENTING LENDER:

By:	/s/ Paul Travers
Name:	Paul Travers
Title	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	OCP CLO 2013-4, Ltd.

By: Onex Credit Partners, LLC, as Portfolio Manager

Executing as a CONSENTING LENDER:

By:	/s/ Paul Travers
Name:	Paul Travers
Title	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Oppenheimer Master Loan Fund, LLC

Executing as a CONSENTING LENDER:

By:	/s/ Bill Campbell
Name:	Bill Campbell
Title:	AVP
Brown Brothers Harriman & Co., acting as agent for OppenheimerFunds, Inc.

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Oppenheimer Senior Floating Rate Fund

Executing as a CONSENTING LENDER:

By:	/s/ Bill Campbell
Name:	Bill Campbell
Title:	AVP
Brown Brothers Harriman & Co., acting as agent for OppenheimerFunds, Inc.

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Oppenheimer Senior Floating Rate Plus Fund

Executing as a CONSENTING LENDER:

By:	/s/ Bill Campbell
Name:	Bill Campbell
Title:	AVP
Brown Brothers Harriman & Co., acting as agent for OppenheimerFunds, Inc.

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Advocate Health Care Network

Executing as a CONSENTING LENDER:

By:	/s/ Steven Oh	By: PineBridge Investments LLC Its Investment Manager
Name:	Steven Oh
Title	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Arch Investment Holdings III Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Steven Oh	By: PineBridge Investments LLC, as Collateral Manager
Name:	Steven Oh
Title	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Galaxy XI CLO, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Steven Oh	By: PineBridge Investments LLC, As Collateral Manager
Name:	Steven Oh
Title	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Galaxy XII CLO, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Steven Oh	By: PineBridge Investments LLC As Collateral Manager
Name:	Steven Oh
Title	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Galaxy XIV CLO, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Steven Oh	By: PineBridge Investments LLC, as Collateral Manager
Name:	Steven Oh
Title	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Galaxy XV CLO, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Steven Oh	By: PineBridge Investments LLC As Collateral Manager
Name:	Steven Oh
Title	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Lancashire Insurance Company Limited

Executing as a CONSENTING LENDER:

By:	/s/ Steven Oh	By: PineBridge Investments Europe Limited As Collateral Manager
Name:	Steven Oh
Title	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	VALIDUS REINSURANCE LTD

Executing as a CONSENTING LENDER:

By:	/s/ Steven Oh	By: PineBridge Investments LLC, Its Investment Manager
Name:	Steven Oh
Title	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Pioneer Floating Rate Fund

Executing as a CONSENTING LENDER:

By:	/s/ Margaret C. Begley	By: Pioneer Investment Management, Inc. As its adviser
Name:	Margaret C. Begley
Title	Secretary and Associate General Counsel

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Pioneer Floating Rate Trust

Executing as a CONSENTING LENDER:

By:	/s/ Margaret C. Begley	By: Pioneer Investment Management, Inc. As its adviser
Name:	Margaret C. Begley
Title	Secretary and Associate General Counsel

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust

Executing as a CONSENTING LENDER:

By:	/s/ David C. Wagner
PPM America, Inc., as sub-adviser
Name:	David C. Wagner
Title	Managing Director

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	PPM GRAYHAWK CLO, LTD.

Executing as a CONSENTING LENDER:

By:	/s/ David C. Wagner
PPM America, Inc., as Collateral Manager
Name:	David C. Wagner
Title:	Managing Director

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Primus CLO II, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Robert Ranocchia	By: CypressTree Investment Management, LLC, its Collateral Manager
Name:	Robert Ranocchia
Title	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Commonwealth of PA, Treasury Dept.
	By:	Princeton Advisory Group, Inc. the Manager

Executing as a CONSENTING LENDER:

By:	/s/ Troy Isaksen
Name:	Troy Isaksen
Title	Sr. Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	ROSEDALE CLO, LTD

Executing as a CONSENTING LENDER:

By:	/s/ Paula P. Malecki	By: Princeton Advisory Group, Inc. the Collateral Manager
Name:	Paula P. Malecki
Title	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	PUTNAM ABSOLUTE RETURN 500 FUND

Executing as a CONSENTING LENDER:

By:	/s/ Suzanne Deshaies	PUTNAM FUNDS TRUST, on behalf of its series,
Name:	Suzanne Deshaies	PUTNAM ABSOLUTE RETURN 500 FUND by
Title	VP	Putnam Investment Management, LLC

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	PUTNAM ABSOLUTE RETURN 700 FUND

Executing as a CONSENTING LENDER:

By:	/s/ Suzanne Deshaies	PUTNAM FUNDS TRUST, on behalf of its series,
Name:	Suzanne Deshaies	PUTNAM ABSOLUTE RETURN 700 FUND by
Title	VP	Putnam Investment Management, LLC

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	PUTNAM FLOATING RATE INCOME FUND

Executing as a CONSENTING LENDER:

By:	/s/ Beth Mazor
Name:	Beth Mazor
Title	V.P.

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	BROOKSIDE MILL CLO LTD.

Executing as a CONSENTING LENDER: Brookside Mill CLO Ltd.

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Collateral Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title	Senior Vice President

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	CERVANTES PORTFOLIO LLC

Executing as a CONSENTING LENDER: Cervantes Portfolio LLC,

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title	Senior Vice President

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	CREDOS FLOATING RATE FUND L.P.

Executing as a CONSENTING LENDER: Credos Floating Rate Fund L.P.

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as General Partner,

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title	Senior Vice President

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	FOUR POINTS MULTI-STRATEGY MASTER FUND INC. (LOAN ACCOUNT)

Executing as a CONSENTING LENDER:

Four Points Multi-Strategy Master Fund Inc. (LOAN ACCONT)

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as, Investment Manager for the Loan Account,

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title	Senior Vice President

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	GUIDESTONE FUNDS FLEXIBLE INCOME FUND

Executing as a CONSENTING LENDER: GuideStone Funds Flexible Income Fund

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title	Senior Vice President

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	H.E.S.T. AUSTRALIA LTD.

Executing as a CONSENTING LENDER: H.E.S.T. Australia Ltd.

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title	Senior Vice President

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	SUDBURY MILL CLO, LTD.

Executing as a CONSENTING LENDER: Sudbury Mill CLO, Ltd.

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Collateral Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title	Senior Vice President

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	WESTBROOK CLO LTD.

Executing as a CONSENTING LENDER: Westbrook CLO Ltd.

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title	Senior Vice President

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	WM POOL - FIXED INTEREST TRUST NO. 7

Executing as a CONSENTING LENDER: WM Pool – Fixed Interest Trust No. 7

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title	Senior Vice President

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	CANNINGTON FUND, LTD.

Executing as a CONSENTING LENDER:

By:	/s/ Aaron Meyer	By: Silvermine Capital Management LLC As Investment Manager
Name:	Aaron Meyer
Title	Principal

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	COMSTOCK FUNDING LTD.

Executing as a CONSENTING LENDER:

By:	/s/ Aaron Meyer	By:	Silvermine Capital Management LLC As Collateral
Name:	Aaron Meyer	Manager
Title	Principal

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	ECP CLO 2008-1, LTD

Executing as a CONSENTING LENDER:

By:	/s/ Aaron Meyer	By:	Silvermine Capital Management LLC As Portfolio
Name:	Aaron Meyer	Manager
Title	Principal

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	ECP CLO 2012-3, LTD

Executing as a CONSENTING LENDER:

By:	/s/ Aaron Meyer	By:	Silvermine Capital Management
Name:	Aaron Meyer
Title	Principal

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	ECP CLO 2012-4, LTD

Executing as a CONSENTING LENDER:

By:	/s/ Aaron Meyer	By:	Silvermine Capital Management
Name:	Aaron Meyer
Title	Principal

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	ECP CLO 2013-5, LTD

Executing as a CONSENTING LENDER:

By:	/s/ Aaron Meyer	By:	Silvermine Capital Management
Name:	Aaron Meyer
Title	Principal

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	GREENS CREEK FUNDING LTD.

Executing as a CONSENTING LENDER:

By:	/s/ Aaron Meyer	By:	Silvermine Capital Management LLC As Investment
Name:	Aaron Meyer	Manager
Title	Principal

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	LANDMARK IX CDO LTD

Executing as a CONSENTING LENDER:

By:	/s/ Kofi Tweneboa-Kodua	By:	Landmark Funds LLC, as Manager
Name:	Kofi Tweneboa-Kodua
Title	Designated Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Sound Point CLO II, Ltd

Executing as a CONSENTING LENDER:

By:	/s/ Michael Abatemarco	By:	Sound Point Capital Management, LP as Collateral
Name:	Michael Abatemarco	Manager
Title	Director of Operations

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	O’Leary Floating Rate Income Fund

Executing as a CONSENTING LENDER:

By:	/s/ Simon Dupuis
Name:	Simon Dupuis
Title	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Diversified Real Asset CIT

Executing as a CONSENTING LENDER:

By:	/s/ scott caraher	By:	Symphony Asset Management LLC
Name:	scott caraher
Title	portfolio manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Nuveen Credit Strategies Income Fund

Executing as a CONSENTING LENDER:

By:	/s/ scott caraher	By:	Symphony Asset Management LLC
Name:	scott caraher
Title	portfolio manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Nuveen Floating Rate Income Opportunity Fund

Executing as a CONSENTING LENDER:

By:	/s/ scott caraher	By:	Symphony Asset Management LLC
Name:	scott caraher
Title	portfolio manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Nuveen Floating Rate Income Fund

Executing as a CONSENTING LENDER:

By:	/s/ scott caraher	By:	Symphony Asset Management LLC
Name:	scott caraher
Title	portfolio manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Nuveen Senior Income Fund

Executing as a CONSENTING LENDER:

By:	/s/ scott caraher	By:	Symphony Asset Management LLC
Name:	scott caraher
Title	portfolio manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Nuveen Short Duration Credit Opportunities Fund

Executing as a CONSENTING LENDER:

By:	/s/ scott caraher	By:	Symphony Asset Management LLC
Name:	scott caraher
Title	portfolio manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Nuveen Symphony Credit Opportunities Fund

Executing as a CONSENTING LENDER:

By:	/s/ scott caraher	By:	Symphony Asset Management LLC
Name:	scott caraher
Title	portfolio manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Nuveen Symphony Floating Rate Income Fund

Executing as a CONSENTING LENDER:

By:	/s/ scott caraher	By:	Symphony Asset Management LLC
Name:	scott caraher
Title	portfolio manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	SSF Trust

Executing as a CONSENTING LENDER:

By:	/s/ scott caraher	By:	Symphony Asset Management LLC
Name:	scott caraher
Title	portfolio manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Symphony CLO III, LTD.

Executing as a CONSENTING LENDER:

By:	/s/ scott caraher	By:	Symphony Asset Management LLC
Name:	scott caraher
Title	portfolio manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Symphony CLO IX, Limited Partnership

Executing as a CONSENTING LENDER:

By:	/s/ scott caraher	By:	Symphony Asset Management LLC
Name:	scott caraher
Title	portfolio manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Symphony CLO VIII, Limited Partnership

Executing as a CONSENTING LENDER:

By:	/s/ scott caraher	By:	Symphony Asset Management LLC
Name:	scott caraher
Title	portfolio manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Symphony CLO X, Ltd

Executing as a CONSENTING LENDER:

By:	/s/ scott caraher	By:	Symphony Asset Management LLC
Name:	scott caraher
Title	portfolio manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Symphony CLO XI, Limited Partnership

Executing as a CONSENTING LENDER:

By:	/s/ scott caraher	By:	Symphony Asset Management LLC
Name:	scott caraher
Title	portfolio manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Grant Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC as Collateral Manager

Executing as a CONSENTING LENDER:

By:	/s/ Douglas L. Winchell
Name:	Douglas L. Winchell
Title	Officer

For any Lender requiring a second signature line:

By:		n/a
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Muir Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC as Collateral Manager

Executing as a CONSENTING LENDER:

By:	/s/ Douglas L. Winchell
Name:	Douglas L. Winchell
Title	Officer

For any Lender requiring a second signature line:

By:		n/a
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Crescent Senior Secured Floating Rate Loan Fund, LLC
By: Crescent Capital Group LP, its advisor

Executing as a CONSENTING LENDER:

By:	/s/ Gil Tollinchi
Name:	Gil Tollinchi
Title	Managing Director

For any Lender requiring a second signature line:

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Senior Vice President

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	PALMETTO INVESTORS MASTER FUND, LLC.
By: Crescent Capital Group LP, its sub-adviser

Executing as a CONSENTING LENDER:

By:	/s/ Gil Tollinchi
Name:	Gil Tollinchi
Title	Managing Director

For any Lender requiring a second signature line:

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title	Senior Vice President

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	TCW SENIOR SECURED LOAN FUND, LP
By: Crescent Capital Group LP, its sub-adviser

Executing as a CONSENTING LENDER:

By:	/s/ Gil Tollinchi
Name:	Gil Tollinchi
Title	Managing Director

For any Lender requiring a second signature line:

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title	Senior Vice President

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	WEST BEND MUTUAL INSURANCE COMPANY
By: Crescent Capital Group LP, its sub-adviser

Executing as a CONSENTING LENDER:

By:	/s/ Gil Tollinchi
Name:	Gil Tollinchi
Title	Managing Director

For any Lender requiring a second signature line:

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title	Senior Vice President

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	ILLINOIS STATE BOARD OF INVESTMENT

Executing as a CONSENTING LENDER:

By:	/s/ Kathleen A Zarn	By: THL Credit Senior Loan Strategies LLC, as
Name:	Kathleen Zarn	Investment Manager
Title	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	THL Credit Wind River 2012-1 CLO Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Kathleen A Zarn	By: THL Credit Senior Loan Strategies LLC, as
Name:	Kathleen Zarn	Investment Manager
Title	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	THL Credit Wind River 2013-1 CLO LTD.

Executing as a CONSENTING LENDER:

By:	/s/ Kathleen A Zarn	By: THL Credit Senior Loan Strategies LLC, as
Name:	Kathleen A Zarn	Investment Manager
Title	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	THL Credit Wind River 2013-2 CLO Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Kathleen A Zarn	By: THL Credit Advisors LLC, as Investment Manager
Name:	Kathleen A Zarn
Title	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Bluemountain CLO 2013-1 LTD.

Executing as a CONSENTING LENDER:

By:	/s/ David Finn	By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC.
Name:	David Finn	ITS COLLATERAL MANAGER
Title	Operations Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	1776 CLO I, Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ Ron Polye
Name:	Ron Polye
Title	Authorized Officer

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	COA Caerus CLO Ltd., as Lender

Executing as a CONSENTING LENDER:

By:	/s/ David Nadeau	By: 3i Debt Management US, LLC as Manager
Name:	David Nadeau
Title	Partner

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Fraser Sullivan CLO I, Ltd., as Lender

Executing as a CONSENTING LENDER:

By:	/s/ David Nadeau	By: 3i Debt Management US, LLC as Manager
Name:	David Nadeau
Title	Partner

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Fraser Sullivan CLO II, Ltd., as Lender

Executing as a CONSENTING LENDER:

By:	/s/ David Nadeau	By: 3i Debt Management US, LLC as Manager
Name:	David Nadeau
Title	Partner

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Fraser Sullivan CLO VI Ltd., as Lender

Executing as a CONSENTING LENDER:

By:	/s/ David Nadeau	By: 3i Debt Management US, LLC as Manager
Name:	David Nadeau
Title	Partner

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	Fraser Sullivan CLO VII Ltd.

Executing as a CONSENTING LENDER:

By:	/s/ David Nadeau	By: 3i Debt Management US, LLC as Manager
Name:	David Nadeau
Title	Partner

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	OCEAN TRAILS CLO I

Executing as a CONSENTING LENDER:

By:	/s/ Bradley K Bryan	By: West Gate Horizons Advisors LLC,
Name:	Bradley Bryan	as Investment Manager
Title	Senior Credit Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	OCEAN TRAILS CLO II

Executing as a CONSENTING LENDER:

By:	/s/ Bradley K Bryan	By: West Gate Horizons Advisors LLC,
Name:	Bradley Bryan	as Investment Manager
Title	Senior Credit Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SABRE GLBL INC., SABRE HOLDINGS CORPORATION, THE ADMINISTRATIVE AGENT, EACH OF THE OTHER LOAN PARTIES AND THE LENDERS PARTY HERETO.

By executing this signature page as an existing Lender (whether a Revolving Credit Lender or a Term Lender) (any such Lender, a “Consenting Lender”), the undersigned institution consents and agrees to the terms of this Amendment.

NAME OF LENDER:	WG HORIZONS CLO I

Executing as a CONSENTING LENDER:

By:	/s/ Bradley K Bryan	By: West Gate Horizons Advisors LLC,
Name:	Bradley Bryan	as Investment Manager
Title	Senior Credit Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Sabre GLBL Inc. Amendment No.1 to Amended & Restated Credit Agreement